NUVEEN Exchange-Traded Funds

October 31, 1998

Annual Report

Dependable, tax-free income to help you keep more of what you earn.

NQI
Insured Quality

NIO
Insured Opportunity

NIF
Premier Insured Income

NPX
Insured Premium Income 2

Photo of: People walking along the beach.

Highlights
As of October 31, 1998

   Contents
 1 Dear Shareholder
 3 Portfolio Manager's Comments
 5 NQI Performance Overview
 6 NIO Performance Overview
 7 NIF Performance Overview
 8 NPX Performance Overview
 9 Shareholder Meeting Report
13 Report of Independent Auditors
14 Portfolio of Investments
41 Statement of Net Assets
42 Statement of Operations
43 Statement of Changes in Net Assets
45 Notes to Financial Statements
50 Financial Highlights
52 Building Better Portfolios
53 Fund Information

Credit Quality                     Performance Highlights
================================================================================
Nuveen Insured Quality Municipal Fund, Inc. (NQI)
                                   o Competitive taxable-equivalent yield of
                                     8.52% for investors in the 31% federal
                                     income tax bracket
                                   o One-year taxable-equivalent total return
                                     on share price of 8.89% for investors in
                                     the 31% federal income tax bracket
                                   o Outperformed Lipper's peer group average
                                     and paralleled the Lehman Brothers Insured
                                     Municipal Bond Index
Pie Chart:
Insured                            76%
U.S. Guaranteed                    24%


Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)
                                   o Competitive taxable-equivalent yield of
                                     8.26% for investors in the 31% federal
                                     income tax bracket
                                   o One-year taxable-equivalent total return on
                                     share price of 14.86% for investors in the 31% federal income tax bracket
                                   o Due to its shorter duration, the fund
                                     provided a better risk versus reward
                                     comparison than the Lehman Brothers Insured
                                     Municipal Bond Index

Pie Chart:
Insured                            66%
U.S. Guaranteed                    34%



Nuveen Premier Insured Municipal Income Fund, Inc. (NIF)
                                   o Competitive taxable-equivalent yield of
                                     7.72% for investors in the 31% federal
                                     income tax bracket
                                   o One-year taxable-equivalent total return on
                                     share price of 16.78% for investors in the 31% federal income tax bracket
                                   o Outperformed Lipper's peer group average

Pie Chart:
Insured                            60%
U.S. Guaranteed                    40%


Nuveen Insured Premium Income Municipal Fund 2 (NPX)
                                   o Competitive taxable-equivalent yield of
                                     7.68% for investors in the 31% federal
                                     income tax bracket
                                   o One-year taxable-equivalent total return on
                                     share price of 19.04% for investors in the 31% federal income tax bracket
                                   o Outperformed the Lehman Brothers Insured
                                     Municipal Bond Index and Lipper's peer
                                     group average

Pie Chart:
Insured                            85%
U.S. Guaranteed                    15%

Photo of: Timothy R. Schwertfeger
Chairman of the Board


Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder
I'm pleased to report that over the 12 months ended October 31, 1998, the Nuveen Exchange-Traded Funds covered in this report have continued to perform well, meeting their primary objective of providing you with attractive levels of tax-free income and after-tax total returns. The strong market for fixed-income securities, bolstered by investor demand for quality investments, benefited these four funds and led to equal (NQI) or higher share prices (NIO, NIF, and NPX) than those posted a year ago. Attractive tax-free income, enhanced by strong share price performance, illustrates once again that Nuveen's Exchange-Traded Funds can provide an excellent investment option for income-oriented investors.


The Year in Review
Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. Investors responded by seeking a haven from the uncertainty in more conservative investments, such as municipal bond funds. As interest rates continued to trend downward, the competitive yields offered by our exchange-traded funds stimulated additional investor interest and demand, which led to improved share prices overall. In this environment, the market for exchange-traded municipal bond funds has been exceptionally strong. These funds continue to represent a bright spot among fixed-income investments, offering attractive income in a market that places a high premium on yield.

In the coming months, we will continue to watch several key factors affecting the future of the economy, including corporate earnings reports, wage and employment figures, U.S. consumer confidence levels, the continuing impact of foreign financial turmoil, and any further interest rate indications from the Federal Reserve. These factors will influence the outlook for fixed-income markets into the coming year.


Municipals Very Attractively Priced
Over the past year, rising prices drove yields on 30-year Treasuries to their lowest levels since 1977. The story in the municipal market, however, was quite different. With yields on the long Treasury bond pushing below 5% at times, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell just 27 basis points - from 5.40% to 5.13% - compared with the 100-basis point drop in Treasury yields over the past 12 months. As of October 31, 1998, the ratio of municipal yields to Treasury yields stood at 98.8%, compared with the more typical range of 86-87%. Over the past few months, this ratio has ranged as high as 100.6%. For investors, this means that quality municipal bonds currently offer about the same yield as Treasury bonds with comparable maturities - even before the tax advantages of municipal bonds are taken into account. On an after-tax basis in today's market, municipal bonds present an exceptionally attractive investment option relative to Treasuries.

One of the main factors in the steep decline in Treasury yields during the past year was the strong interest in these investments by international investors. As the financial turmoil in Asia continued to spread to economies worldwide and the dollar strengthened against foreign currencies, the demand for U.S. dollar-denominated Treasury securities increased. In the municipal market, where foreign demand was limited by an inability to benefit from the tax advantages of munis, low interest rates and a strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. The first ten months of 1998 saw $234 billion of municipal issuance, up 32% over the same period in 1997. In terms of total municipal issuance, this puts 1998 on pace to be the second largest year on record.

In addition, the continued strength of the U.S. economy has brought about improvements in the fundamental financial health of many municipalities and boosted the overall credit quality of municipal bonds. In the third quarter of 1998, upgraded issues by the two major rating agencies outnumbered downgrades by a margin of 7 to 2.


Nuveen Expertise Is Key
The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a proven investment manager. At Nuveen, we recognize the value of time-tested expertise. The high level of recent municipal issuance, for example, highlights the value of Nuveen's in-depth knowledge of the municipal market, as our portfolio management teams carefully analyze the flood of issues to select those securities best suited to help the funds achieve their investment objectives.

As a further enhancement to our management capabilities, Nuveen has assembled a strong core of Premier Advisers(SM), managers who are experts in their particular area of the market who can provide time-tested experience and insight. In addition to Nuveen Advisory Corp., our Premier Adviser for tax-free investing, you can rely on other Nuveen Premier Advisers(SM) to share their wisdom on the equity market, including Institutional Capital Corporation for equity value investing and Rittenhouse Financial Services for equity growth investing. For more infor mation about our funds, including charges and expenses, contact your financial adviser for a prospectus, or call Nuveen at
(800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments can assist you in establishing a diversified portfolio designed to help you build and sustain long-term financial security. For more than 100 years, investors have known they can count on Nuveen. We are grateful for the confidence you have shown in us, and we intend to continue earning your trust in the years ahead.

Sincerely,







Timothy R. Schwertfeger
Chairman of the Board

December 15, 1998



Sidebar text: "The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a proven investment manager."

Nuveen Exchange-Traded Funds
Portfolio Manager's Comments
Portfolio manager Steve Krupa discusses the municipal market environment, fund performance, and the outlook for the Nuveen national insured exchange-traded funds. Steve, who has served as portfolio manager for the Insured Quality and Insured Opportunity funds since their inceptions, assumed management responsibilities for the Premier Insured Income and Insured Premium Income 2 funds on July 1, 1998, as part of Nuveen's efforts to maximize the efficient use of staff resources and portfolio manager expertise. Steve is a 20-year veteran of Nuveen.


What outside factors influenced the municipal bond market the most over the past year?
The third quarter of 1998 saw an acceleration of trends that has been apparent in the fixed-income markets over the past 12 months: declining interest rates and the increased ratio of municipal to Treasury yields. The cause in both cases was heightened concern about the condition of the global financial system. While the U.S. economy exhibited continued growth, the impact of the financial turmoil in Southeast Asia, Russia, and other emerging markets was felt in the U.S. equity market.

A desire to cushion this impact and avert a domestic credit crunch prompted the Federal Reserve to ease short-term interest rates in late September, the first rate cut in almost three years. In response to concerns that the initial quarter-point cut might not be sufficient, the Fed reduced rates again in October and November, bringing the federal funds rate to 4.75%. The Fed indicated that this accommodative stance was intended to sustain U.S. economic growth going forward, while also adding some stability to global markets.

How have these outside factors affected municipal bond issuance?
In response to an environment of low interest rates and continued economic growth, municipal bond issuance over the past year has been among the heaviest in years. As of the end of October, total issuance in 1998 - both new deals and refundings - was on pace to become the second largest year on record. Another point concerns the level of insured bonds that have been brought to market. For the month of September, insured bonds made up 56% of all issuance. Most notable among the flood of new bonds was the $7 billion Long Island Power Authority
(LIPA) offering. The first part of the LIPA issuance, which exceeded $3.5 billion, the largest issuance in municipal bond history, came to market in May, and another segment was brought out in October. Increased municipal supply has been met with strong investor demand, due in part to recent volatility in the equity markets. Demand from institutional buyers such as insurance companies has also increased, as these investors recognize the exceptionally attractive values currently offered by municipal bonds.

What were the funds' total returns for the past year?
For the fiscal year ended October 31, 1998, the Nuveen Exchange-Traded Funds covered in this report produced the following total returns on net asset value
(NAV), compared to the total return of the Lehman Brothers Insured Municipal Bond Index *:

                                       Lehman Brothers Insured
                   Taxable-Equivalent     Municipal Bond Index
Fund     Total Return    Total Return             Total Return
--------------------------------------------------------------
NQI             8.43%          11.19%                    8.51%
--------------------------------------------------------------
NIO             7.99%          10.82%                    8.51%
--------------------------------------------------------------
NIF             8.35%          11.04%                    8.51%
--------------------------------------------------------------
NPX             9.28%          11.74%                    8.51%
--------------------------------------------------------------

* The Lehman Brothers Insured Municipal Bond Index is an unleveraged index comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses.

What were the funds' durations, and what role does duration play regarding investment risk?
The following chart illustrates the funds' durations compared to that of the insured Lehman index, as of October 31, 1998:

Fund       Fund Duration*    Insured Lehman Brothers Duration
-------------------------------------------------------------
NQI           7.47 years                           8.41 years
-------------------------------------------------------------
NIO           7.48 years                           8.41 years
-------------------------------------------------------------
NIF           8.24 years                           8.41 years
-------------------------------------------------------------
NPX           9.44 years                           8.41 years
-------------------------------------------------------------
* The fund duration listed in the chart takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that comprise the fund. Fund duration is also known as leverage adjusted duration. Any future reference to duration, unless otherwise noted, will be to fund duration.

Fund duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines. As interest rates trended downward over the past year, funds with durations shorter than that of the index generally tended to underperform the market.

For the three funds with durations shorter than the Insured Lehman Index (NQI, NIO, and NIF), why are they shorter considering the trend is for lower rates? For the funds with durations shorter than that of the Lehman index (NQI, NIO, and NIF), we held bonds purchased during higher interest rate environments rather than sell them in an attempt to lengthen duration and capture slightly higher total returns. In the low interest rate environment of the past year, any bonds we would have sold would have been replaced with issues offering lower yields, which could have impacted the monthly dividend. In keeping with the funds' objectives, our focus for all four of the funds in this report will continue to be on maintaining the attractiveness and stability of the funds' dividends as long as possible.

How have the dividends been affected?
In this low interest rate environment, good call protection helped support the dividend of NPX and protect the income of this fund from erosion. As of October 31, 1998, this fund has provided shareholders with 24 consecutive months of steady income. However, declining interest rates played a role in reducing the income levels of NQI, NIO, and NIF, as proceeds from higher-yielding bonds that matured or were called from these funds were reinvested in bonds paying relatively lower current interest rates. Over the past year, the change in income level earned by these funds necessitated dividend reductions. Despite these adjustments, the Nuveen national insured funds continue to provide very competitive current market yields. The following chart highlights the four funds' market yields and their taxable-equivalent yields at the 31% federal income tax bracket, as of October 31, 1998:

Fund           Market Yield      Taxable-Equivalent Yield
---------------------------------------------------------
NQI                   5.88%                         8.52%
---------------------------------------------------------
NIO                   5.70%                         8.26%
---------------------------------------------------------
NIF                   5.33%                         7.72%
---------------------------------------------------------
NPX                   5.30%                         7.68%
---------------------------------------------------------

What effect was there to the funds' share price performance?
As Tim mentioned in his letter to shareholders, share price performance among many of the Nuveen Exchange-Traded Funds has generally been strong over the past 12 months. For a few funds, however, like NQI and NPX, market reaction to the effect of bond calls over the past year resulted in their share prices trading at discounts to their NAVs. NQI closed with the same share price for this year as it did on October 31, 1997, NPX saw its discount narrow dramatically over the year by more than 560 basis points, and NIO and NIF closed the year at premiums to their NAVs. Meanwhile, a strong bond market performance boosted all four of the funds' NAVs compared to a year ago. The accompanying chart is as of October 31, 1998:

                                               Premium (+)
Fund      Market Price   Net Asset Value      Discount (-)
----------------------------------------------------------
NQI           $15.6250            $16.02            -2.47%
----------------------------------------------------------
NIO           $16.6250            $16.04            +3.65%
----------------------------------------------------------
NIF           $16.8750            $16.18            +4.30%
----------------------------------------------------------
NPX           $13.6875            $14.10            -2.93%
----------------------------------------------------------

Were there any particular sectors where Nuveen looked for undervalued securities?
Over the past year, we found value in the healthcare and utilities sectors, currently the two largest issuers in the municipal market, by taking advantage of the competitive environment created by deregulation and consolidation. The heavy volume in these two sectors provided addition al opportunities to find value, as hospital and utility bonds often offered above-market yields and special call provisions to attract buyers. During the first half of 1998, we focused on California bonds, which have recently outper formed the market. Currently, we favor bonds issued by the city and state of New York, as we anticipate that high state taxes and improved credit quality will enhance the performance of these bonds. Bonds added to our portfolios over the past year tended to be in the 20-year maturity range, as we believe these bonds provide the most value by offering yields close to those of longer bonds, but with less volatility.

What is Nuveen's outlook for the future?
Looking ahead, our focus for the Nuveen national insured funds will continue to be supporting the stability of the funds' income streams, especially if we remain in a lower interest rate environment. NQI, NIO, and NIF have already entered into a period where bond calls can affect their portfolios, while NPX will begin to face bond calls over the next three years. In NQI and NIO, we plan to lengthen the funds' durations while trying to limit any impact on their dividends by preempting selected bond calls. This involves selling shorter duration bonds prior to their call dates and replacing them with high-quality, longer duration bonds offering attractive yields. Overall, we will continue to monitor the market for value opportunities. We expect that supply will continue to be plentiful, which should enhance our ability to find and take advantage of such opportunities. Nuveen's expertise as an experienced investment manager knowledgeable about the unique aspects of the municipal bond market is key to our ability to select the right securities for our funds and add value for our investors.

The past year offered excellent justification for buying insured funds, as economic crises abroad caused the investment industry to reassess the premium placed on security risk. With the increased awareness of investment risk globally, these funds offered shareholders attractive yields and after-tax total returns. The current market environment - influenced by declining interest rates, benign inflation, and strong municipal supply - has helped to position municipal bonds as one of the most compelling values in today's marketplace. We expect that the excellent municipal-to-Treasury ratio, combined with continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, will result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.

Nuveen Insured Quality Municipal Fund, Inc.
Performance Overview
As of October 31, 1998

NQI

Portfolio Statistics
==================================================
Inception Date                               12/90
--------------------------------------------------
Share Price                                $15 5/8
--------------------------------------------------
Net Asset Value                             $16.02
--------------------------------------------------
Current Market Yield Per Share               5.88%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Only)(1)                          8.52%
--------------------------------------------------
Fund Net Assets ($000)                    $863,179
--------------------------------------------------
Effective Maturity (Years)                   18.95
--------------------------------------------------
Fund Duration (Years)                         7.47
--------------------------------------------------
Annualized Total Return
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         6.13%         8.43%
--------------------------------------------------
3-Year                         8.39%         7.37%
--------------------------------------------------
5-Year                         4.75%         6.16%
--------------------------------------------------
Since Inception                7.43%         8.73%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         8.89%        11.19%
--------------------------------------------------
3-Year                        11.13%        10.23%
--------------------------------------------------
5-Year                         7.78%         9.10%
--------------------------------------------------
Since Inception               10.50%        11.78%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================
U.S. Guaranteed                                24%
--------------------------------------------------
Health Care                                    19%
--------------------------------------------------
Utilities                                      16%
--------------------------------------------------
Housing (Single Family)                        13%
--------------------------------------------------
Tax Obligation (General)                        8%
--------------------------------------------------

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share(3)

11/97             0.0795
12/97             0.0795
1/98              0.0795
2/98              0.0795
3/98              0.0795
4/98              0.0795
5/98              0.0765
6/98              0.0765
7/98              0.0765
8/98              0.0765
9/98              0.0765
10/98             0.0765


Share Price Performance
Line Chart:
11/7/97           15.813
                  15.813
                  15.813
                  15.875
                  15.875
                  15.875
                  16.25
                  16.438
                  16.438
                  16.563
                  16.438
                  16.25
                  16.438
                  16.5
                  16.438
                  16.125
                  16.313
                  16.188
                  16.313
                  16.188
                  15.813
                  15.938
                  15.875
                  15.75
                  15.563
                  15.313
                  15.25
                  15.375
                  15.625
                  15.813
                  16
                  15.75
                  15.563
                  15.813
                  15.938
                  15.813
                  16
                  15.875
                  15.688
                  15.625
                  15.688
                  15.688
                  15.625
                  15.375
                  15.438
                  15.5
                  15.875
                  15.875
                  16.125
                  15.63
10/31/98          15.63


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders taxable distributions in December of $0.01 per share.

Nuveen Insured Municipal Opportunity Fund, Inc.
Performance Overview
As of October 31, 1998

NIO



Portfolio Statistics
==================================================
Inception Date                                9/91
--------------------------------------------------
Share Price                                $16 5/8
--------------------------------------------------
Net Asset Value                             $16.04
--------------------------------------------------
Current Market Yield Per Share               5.70%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.26%
--------------------------------------------------
Fund Net Assets ($000)                  $1,892,589
--------------------------------------------------
Effective Maturity (Years)                   16.92
--------------------------------------------------
Fund Duration (Years)                         7.48
--------------------------------------------------
Annualized Total Return
==================================================
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        12.03%         7.99%
--------------------------------------------------
3-Year                        10.65%         7.60%
--------------------------------------------------
5-Year                         7.49%         6.44%
--------------------------------------------------
Since Inception                8.20%         8.56%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        14.86%        10.82%
--------------------------------------------------
3-Year                        13.62%        10.50%
--------------------------------------------------
5-Year                        10.55%         9.40%
--------------------------------------------------
Since Inception               11.20%        11.51%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================
U.S. Guaranteed                                34%
--------------------------------------------------
Health Care                                    16%
--------------------------------------------------
Utilities                                      15%
--------------------------------------------------
Housing (Single Family)                        12%
--------------------------------------------------
Transportation                                  5%
--------------------------------------------------

1997-1998 Monthly Tax-Free Dividends Per Share
11/97             0.082
12/97             0.082
1/98              0.082
2/98              0.082
3/98              0.082
4/98              0.082
5/98              0.079
6/98              0.079
7/98              0.079
8/98              0.079
9/98              0.079
10/98             0.079



Line Chart:
Share Price Performance
11/7/97           15.938
                  16
                  16.063
                  16.188
                  16.375
                  16.563
                  16.438
                  16.5
                  16.5
                  16.75
                  16.688
                  16.5
                  16.688
                  16.75
                  16.563
                  16.438
                  16.438
                  16.375
                  16.438
                  16.25
                  15.875
                  16
                  15.938
                  15.688
                  15.938
                  15.813
                  15.563
                  15.688
                  15.813
                  16.063
                  16.125
                  16.063
                  16.063
                  16.125
                  16.313
                  16.188
                  15.938
                  15.938
                  16
                  16
                  16.188
                  16.125
                  16.125
                  16.063
                  16.063
                  16.125
                  16.563
                  16.625
                  16.875
                  16.56
10/31/98          16.63

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen Premier Insured Municipal Income Fund, Inc.
Performance Overview
As of October 31, 1998

NIF

Portfolio Statistics
==================================================
Inception Date                               12/91
--------------------------------------------------
Share Price                                $16 7/8
--------------------------------------------------
Net Asset Value Per Share                   $16.18
--------------------------------------------------
Current Market Yield                         5.33%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.72%
--------------------------------------------------
Fund Net Assets ($000)                    $450,466
--------------------------------------------------
Effective Maturity (Years)                   15.99
--------------------------------------------------
Fund Duration (Years)                         8.24
--------------------------------------------------
Annualized Total Return
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        14.06%         8.35%
--------------------------------------------------
3-Year                        11.77%         7.61%
--------------------------------------------------
5-Year                         8.15%         6.16%
--------------------------------------------------
Since Inception                8.13%         8.35%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        16.78%        11.04%
--------------------------------------------------
3-Year                        14.65%        10.36%
--------------------------------------------------
5-Year                        11.15%         8.97%
--------------------------------------------------
Since Inception               11.04%        11.15%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================
U.S. Guaranteed                                40%
--------------------------------------------------
Utilities                                      17%
--------------------------------------------------
Health Care                                    12%
--------------------------------------------------
Tax Obligation (Limited)                       10%
--------------------------------------------------
Housing (Multifamily)                           6%
--------------------------------------------------

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share(3)
11/97             0.078
12/97             0.078
1/98              0.078
2/98              0.078
3/98              0.078
4/98              0.078
5/98              0.078
6/98              0.078
7/98              0.075
8/98              0.075
9/98              0.075
10/98             0.075


Line Chart:
Share Price Performance
11/7/97           15.625
                  15.688
                  15.688
                  15.813
                  15.938
                  16.125
                  16.125
                  16.25
                  16.188
                  16.438
                  16.188
                  16.188
                  16.25
                  16.375
                  16.188
                  16.25
                  16.25
                  16.188
                  15.813
                  15.813
                  16.125
                  16.25
                  16.25
                  16
                  15.938
                  15.813
                  15.875
                  15.688
                  15.75
                  15.938
                  16.063
                  15.875
                  15.875
                  16.125
                  16.063
                  15.875
                  15.75
                  15.688
                  15.75
                  15.813
                  15.938
                  15.938
                  15.938
                  15.938
                  16.063
                  16
                  16.688
                  16.5
                  16.5
                  16.69
10/31/98          16.88

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders taxable distributions in December of $0.0211 per share.

Nuveen Insured Premium Income Municipal Fund 2
Performance Overview
As of October 31, 1998

NPX

Portfolio Statistics
==================================================
Inception Date                                7/93
--------------------------------------------------
Share Price                              $13 11/16
--------------------------------------------------
Net Asset Value Per Share                   $14.10
--------------------------------------------------
Current Market Yield                         5.30%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.68%
--------------------------------------------------
Fund Net Assets ($000)                    $793,862
--------------------------------------------------
Effective Maturity (Years)                   16.15
--------------------------------------------------
Fund Duration (Years)                         9.44
--------------------------------------------------
Annualized Total Return
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        16.35%         9.28%
--------------------------------------------------
3-Year                        12.83%         8.36%
--------------------------------------------------
5-Year                         6.09%         5.59%
--------------------------------------------------
Since Inception                4.31%         5.72%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        19.04%        11.74%
--------------------------------------------------
3-Year                        15.68%        10.88%
--------------------------------------------------
5-Year                         9.02%         8.24%
--------------------------------------------------
Since Inception                7.07%         8.27%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================
Utilities                                      20%
--------------------------------------------------
Tax Obligation (General)                       17%
--------------------------------------------------
U.S. Guaranteed                                15%
--------------------------------------------------
Tax Obligation (Limited)                       12%
--------------------------------------------------
Housing (Multifamily)                           9%
--------------------------------------------------

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
11/97             0.0605
12/97             0.0605
1/98              0.0605
2/98              0.0605
3/98              0.0605
4/98              0.0605
5/98              0.0605
6/98              0.0605
7/98              0.0605
8/98              0.0605
9/98              0.0605
10/98             0.0605


Line Chart:
Share Price Performance
11/7/97           12.438
                  12.438
                  12.688
                  12.75
                  12.625
                  12.75
                  12.875
                  13
                  13.063
                  13.375
                  13.375
                  13.188
                  13.5
                  13.438
                  13.188
                  13.063
                  13.375
                  13.375
                  12.813
                  13.188
                  12.938
                  13.125
                  13
                  13.063
                  12.688
                  12.688
                  12.625
                  12.688
                  12.813
                  13
                  12.938
                  13.063
                  12.875
                  12.813
                  13.063
                  12.938
                  12.875
                  13
                  13.125
                  12.875
                  12.938
                  13.063
                  12.938
                  13.063
                  13.188
                  13.313
                  13.563
                  13.563
                  13.625
                  13.75
10/31/98          13.69

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Shareholder Meeting Report

                                                                                             NQI
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:
                                                                        Preferred         Preferred        Preferred       Preferred
                                                         Common            Shares            Shares           Shares          Shares
                                                         Shares          Series-M          Series-T         Series-W        Series-F
====================================================================================================================================
Robert P. Bremner
   For                                               33,004,504             2,228             2,301            2,172           1,873
   Withhold                                             181,262                62                11               --             126
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             33,185,766             2,290             2,312            2,172           1,999
====================================================================================================================================

Lawrence H. Brown
   For                                               33,012,534             2,283             2,301            2,172           1,873
   Withhold                                             173,232                 7                11               --             126
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             33,185,766             2,290             2,312            2,172           1,999
====================================================================================================================================

Anthony T. Dean
   For                                               33,016,002             2,278             2,301            2,172           1,873
   Withhold                                             169,764                12                11               --             126
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             33,185,766             2,290             2,312            2,172           1,999
====================================================================================================================================

 Anne E. Impellizzeri
   For                                               32,992,692             2,283             2,301            2,172           1,873
   Withhold                                             193,074                 7                11               --             126
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             33,185,766             2,290             2,312            2,172           1,999
====================================================================================================================================

Peter R. Sawers
   For                                               33,009,597             2,278             2,301            2,172           1,873
   Withhold                                             176,169                12                11               --             126
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             33,185,766             2,290             2,312            2,172           1,999
====================================================================================================================================

William J. Schneider
   For                                                       --             2,228             2,301            2,172           1,873
   Withhold                                                  --                62                11               --             126
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             2,290             2,312            2,172           1,999
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                       --             2,283             2,301            2,172           1,873
   Withhold                                                  --                 7                11               --             126
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             2,290             2,312            2,172           1,999
====================================================================================================================================

Judith M. Stockdale
   For                                               32,954,610             2,233             2,301            2,172           1,869
   Withhold                                             231,156                57                11               --             130
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             33,185,766             2,290             2,312            2,172           1,999
====================================================================================================================================

Ratification of auditors was reached as follows:
   For                                               32,609,608             2,283             2,298            2,172           1,985
   Against                                               79,280                --                --               --              --
   Abstain                                              496,878                 7                14               --              14
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             33,185,766             2,290             2,312            2,172           1,999
====================================================================================================================================

Shareholder Meeting Report
                                                                         NIO
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:
                                                   Preferred      Preferred      Preferred     Preferred      Preferred    Preferred
                                        Common        Shares         Shares         Shares        Shares         Shares       Shares
                                        Shares      Series-M       Series-T       Series-W     Series-TH    Series-TH-2     Series-F
====================================================================================================================================
Robert P. Bremner
   For                              72,885,685         3,716          3,446          3,447         3,704          3,653        3,480
   Withhold                            457,843             6             59             46            37              2            2
------------------------------------------------------------------------------------------------------------------------------------
   Total                            73,343,528         3,722          3,505          3,493         3,741          3,655        3,482
====================================================================================================================================

Lawrence H. Brown
   For                              72,895,146         3,716          3,446          3,487         3,704          3,653        3,480
   Withhold                            448,382             6             59              6            37              2            2
------------------------------------------------------------------------------------------------------------------------------------
   Total                            73,343,528         3,722          3,505          3,493         3,741          3,655        3,482
====================================================================================================================================

Anthony T. Dean
   For                              72,902,788         3,706          3,446          3,487         3,704          3,653        3,480
   Withhold                            440,740            16             59              6            37              2            2
------------------------------------------------------------------------------------------------------------------------------------
   Total                            73,343,528         3,722          3,505          3,493         3,741          3,655        3,482
====================================================================================================================================

 Anne E. Impellizzeri
   For                              72,878,080         3,716          3,446          3,487         3,704          3,653        3,480
   Withhold                            465,448             6             59              6            37              2            2
------------------------------------------------------------------------------------------------------------------------------------
   Total                            73,343,528         3,722          3,505          3,493         3,741          3,655        3,482
====================================================================================================================================

Peter R. Sawers
   For                              72,889,817         3,716          3,446          3,483         3,704          3,653        3,480
   Withhold                            453,711             6             59             10            37              2            2
------------------------------------------------------------------------------------------------------------------------------------
   Total                            73,343,528         3,722          3,505          3,493         3,741          3,655        3,482
====================================================================================================================================

William J. Schneider
   For                                      --         3,716          3,446          3,447         3,704          3,653        3,480
   Withhold                                 --             6             59             46            37              2            2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --         3,722          3,505          3,493         3,741          3,655        3,482
====================================================================================================================================

Timothy R. Schwertfeger
   For                                      --         3,716          3,446          3,487         3,704          3,653        3,480
   Withhold                                 --             6             59              6            37              2            2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --         3,722          3,505          3,493         3,741          3,655        3,482
====================================================================================================================================

Judith M. Stockdale
   For                              72,847,481         3,716          3,446          3,447         3,704          3,653        3,480
   Withhold                            496,047             6             59             46            37              2            2
------------------------------------------------------------------------------------------------------------------------------------
   Total                            73,343,528         3,722          3,505          3,493         3,741          3,655        3,482
====================================================================================================================================

Ratification of auditors was reached as follows:
   For                              72,657,955         3,716          3,468          3,421         3,709          3,643        3,480
   Against                             199,745            --              3             --            31             12           --
   Abstain                             485,828             6             34             72             1             --            2
------------------------------------------------------------------------------------------------------------------------------------
   Total                            73,343,528         3,722          3,505          3,493         3,741          3,655        3,482
====================================================================================================================================

Shareholder Meeting Report
                                                                                                               NIF
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:
                                                                                                           Preferred       Preferred
                                                                                             Common           Shares          Shares
                                                                                             Shares        Series-TH        Series-F
====================================================================================================================================
Robert P. Bremner
   For                                                                                   17,008,176            2,337           2,187
   Withhold                                                                                 147,799               25               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 17,155,975            2,362           2,189
====================================================================================================================================

Lawrence H. Brown
   For                                                                                   17,008,355            2,337           2,187
   Withhold                                                                                 147,620               25               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 17,155,975            2,362           2,189
====================================================================================================================================

Anthony T. Dean
   For                                                                                   17,008,355            2,337           2,187
   Withhold                                                                                 147,620               25               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 17,155,975            2,362           2,189
====================================================================================================================================

 Anne E. Impellizzeri
   For                                                                                   17,002,225            2,337           2,187
   Withhold                                                                                 153,750               25               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 17,155,975            2,362           2,189
====================================================================================================================================

Peter R. Sawers
   For                                                                                   17,005,355            2,337           2,187
   Withhold                                                                                 150,620               25               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 17,155,975            2,362           2,189
====================================================================================================================================

William J. Schneider
   For                                                                                           --            2,337           2,187
   Withhold                                                                                      --               25               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         --            2,362           2,189
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                                                           --            2,337           2,187
   Withhold                                                                                      --               25               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         --            2,362           2,189
====================================================================================================================================

Judith M. Stockdale
   For                                                                                   17,000,868            2,337           2,187
   Withhold                                                                                 155,107               25               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 17,155,975            2,362           2,189
====================================================================================================================================

 Ratification of auditors was reached as follows:
   For                                                                                   17,021,173            2,354           2,187
   Against                                                                                   18,665                8               2
   Abstain                                                                                  116,137               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 17,155,975            2,362           2,189
====================================================================================================================================

Shareholder Meeting Report
                                                                                    NPX
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Trustees was reached as follows:
                                                      Preferred         Preferred         Preferred        Preferred       Preferred
                                        Common           Shares            Shares            Shares           Shares          Shares
                                        Shares         Series-M          Series-T          Series-W        Series-TH        Series-F
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                              34,173,828            1,853             1,950             1,751            1,986           1,912
   Withhold                            306,575               --                --                 8                1               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                            34,480,403            1,853             1,950             1,759            1,987           1,914
------------------------------------------------------------------------------------------------------------------------------------

Lawrence H. Brown
   For                              34,174,433            1,853             1,950             1,755            1,986           1,912
   Withhold                            305,970               --                --                 4                1               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                            34,480,403            1,853             1,950             1,759            1,987           1,914
------------------------------------------------------------------------------------------------------------------------------------

Anthony T. Dean
   For                              34,181,114            1,853             1,950             1,755            1,986           1,909
   Withhold                            299,289               --                --                 4                1               5
------------------------------------------------------------------------------------------------------------------------------------
   Total                            34,480,403            1,853             1,950             1,759            1,987           1,914
------------------------------------------------------------------------------------------------------------------------------------

 Anne E. Impellizzeri
   For                              34,157,048            1,853             1,949             1,749            1,974           1,912
   Withhold                            323,355               --                 1                10               13               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                            34,480,403            1,853             1,950             1,759            1,987           1,914
------------------------------------------------------------------------------------------------------------------------------------

Peter R. Sawers
   For                              34,176,844            1,853             1,949             1,749            1,974           1,912
   Withhold                            303,559               --                 1                10               13               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                            34,480,403            1,853             1,950             1,759            1,987           1,914
------------------------------------------------------------------------------------------------------------------------------------

William J. Schneider
   For                                      --            1,853             1,950             1,751            1,986           1,912
   Withhold                                 --               --                --                 8                1               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --            1,853             1,950             1,759            1,987           1,914
------------------------------------------------------------------------------------------------------------------------------------

Timothy R. Schwertfeger
   For                                      --            1,853             1,950             1,755            1,986           1,912
   Withhold                                 --               --                --                 4                1               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --            1,853             1,950             1,759            1,987           1,914
------------------------------------------------------------------------------------------------------------------------------------

Judith M. Stockdale
   For                              34,156,524            1,853             1,944             1,749            1,986           1,912
   Withhold                            323,879               --                 6                10                1               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                            34,480,403            1,853             1,950             1,759            1,987           1,914
------------------------------------------------------------------------------------------------------------------------------------

Ratification of auditors was reached as follows:
   For                              33,949,562            1,850             1,950             1,755            1,987           1,914
   Against                             103,630               --                --                 4               --              --
   Abstain                             427,211                3                --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                            34,480,403            1,853             1,950             1,759            1,987           1,914
------------------------------------------------------------------------------------------------------------------------------------

Report of Independent Auditors

The Board of Directors, Trustees and Shareholders
Nuveen Insured Quality Municipal Fund, Inc.
Nuveen Insured Municipal Opportunity Fund, Inc.
Nuveen Premier Insured Municipal Income Fund, Inc.
Nuveen Insured Premium Income Municipal Fund 2

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. and Nuveen Insured Premium Income Municipal Fund 2 as of October 31, 1998, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. and Nuveen Insured Premium Income Municipal Fund 2 at October 31, 1998, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.


Ernst & Young LLP


Chicago, Illinois
December 11, 1998

                            Portfolio of Investments
                            Nuveen Insured Quality Municipal Fund, Inc. (NQI)
                            October 31, 1998
    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 1.0%

$   8,500,000   The Special Care Facilities Financing Authority of the City of Birmingham-
                 Medical Center East, Health Care Facility Revenue Refunding Bonds,
                 Medical Center East, Series 1986 (Birmingham, Alabama),
                 7.250%, 7/01/15                                                           No Opt. Call         AAA       $8,528,220

------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 0.6%

    5,000,000   Municipality of Anchorage, Alaska, Senior Lien Refunding Electric
                 Revenue Bonds, Series 1989, 7.125%, 6/01/06                                6/99 at 102         AAA        5,215,800

------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 5.1%

    5,000,000   City of Phoenix (Arizona), Civic Improvement Corporation, Wastewater
                 System Lease Revenue Bonds, Series 1993, 6.125%, 7/01/23
                 (Pre-refunded to 7/01/03)                                                  7/03 at 102         AAA        5,584,650

   10,000,000   Industrial Development Authority of The County of Pima (Arizona),
                 Health Care System Revenue Bonds, Carondelet Health Services, Inc.,
                 St. Joseph's and St. Mary's Hospitals and Health Centers Issue,
                 Series 1991, 6.750%, 7/01/16                                               7/01 at 102         AAA       10,888,900

                Business Development Finance Corporation, Tucson (Arizona),
                Local Development Lease Revenue Refunding Bonds, Series 1992:
    3,020,000    6.250%, 7/01/08 (Pre-refunded to 7/01/02)                                  7/02 at 102         AAA        3,339,546
    6,980,000    6.250%, 7/01/08                                                            7/02 at 102         AAA        7,669,066

   15,250,000   City of Tucson, Arizona, Water System Revenue Bonds, Series 1991,
                 7.100%, 7/01/18 (Pre-refunded to 7/01/01)                                  7/01 at 102         AAA       16,881,903


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 2.3%

    9,450,000   Arkansas Development Finance Authority, Single Family Mortgage Revenue
                 Bonds, 1995 Series B (Mortgage-Backed Securities Program),
                 6.700%, 7/01/27 (Alternative Minimum Tax)                                  7/05 at 102         AAA       10,234,256

                Pope County, Arkansas, Solid Waste Disposal Revenue Bonds,
                Series 1991 (Arkansas Power & Light Company Project):
    6,400,000    8.000%, 1/01/21 (Alternative Minimum Tax)                                  1/01 at 102        BBB+        6,937,984
    2,250,000    8.000%, 1/01/21 (Alternative Minimum Tax)                                  1/01 at 102         AAA        2,472,638

------------------------------------------------------------------------------------------------------------------------------------
                California - 11.6%

    9,650,000   Certificates of Participation (1991 Financing Project), County of Alameda,
                 California, Alameda County Public Facilities Corporation, 6.000%, 9/01/21  9/06 at 102         AAA       10,648,100

   12,695,000   Antioch Area Public Facilities Financing Agency, Community Facilities
                 District No. 1989-1, Series 1993 Special Tax Bonds, 5.000%, 8/01/18        8/02 at 102         AAA       12,736,132

   11,000,000   California Health Facilities Financing Authority, Kaiser Permanente
                  Revenue Bonds, Series 1998A, 5.000%, 6/01/24                              6/08 at 102         AAA       10,960,180

    8,500,000   California Health Facilities Financing Authority, Insured Revenue Bonds
                (Sutter Health), Series 1998A, 5.000%, 8/15/37                              8/08 at 101         AAA        8,420,185

                California Housing Finance Agency, Home Mortgage Revenue Bonds,
                 1997 Series E:
    3,000,000    5.650%, 8/01/17 (Alternative Minimum Tax)                                  8/07 at 102         AAA        3,145,140
   14,075,000    5.750%, 2/01/29 (Alternative Minimum Tax)                                  8/07 at 102         AAA       14,788,040

    5,500,000   California Statewide Communities Development Authority, Certificates of
                 Participation, The Salk Institute for Biological Studies, San Diego,
                 California, 6.200%, 7/01/24                                                7/04 at 102         AAA        6,123,040

    5,000,000   Inland Empire Solid Waste Financing Authority, Revenue Bonds, 1996
                 Series B 0 (Landfill Improvement Financing Project), 6.000%, 8/01/16
                 (Alternative Minimum Tax)                                                  8/06 at 102         AAA         5,427,95

   11,270,000   Los Angeles County Metropolitan Transportation Authority (California),
                 Proposition A, Sales Tax Revenue Refunding Bonds, Series 1993-A,
                 5.000%, 7/01/21                                                            7/03 at 100         AAA       11,261,660

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                California (continued)

$   6,910,000   Ontario Redevelopment Financing Authority (San Bernardino County,
                 California), 1993 Revenue Bonds (Ontario Redevelopment Project No. 1),
                 5.850%, 8/01/22                                                            8/03 at 102         AAA        $7,350,65

    8,500,000   Airports Commission, City and County of San Francisco, California,
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 11 (Noise Insulation Program), 6.250%, 5/01/26
                 (Alternative Minimum Tax)                                                  5/05 at 101         AAA        9,366,490

------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 3.0%

    1,600,000   Adams County, Colorado, Single Family Revenue Refunding Bonds,
                 1991 Series A-2, 8.700%, 6/01/12                                           6/01 at 103         AAA        1,727,312

    5,630,000   E-470 Public Highway Authority, Arapahoe County, Colorado, Capital
                 Improvement Trust Fund Highway Revenue Bonds (E-470 Project), Vehicle
                 Registration Fee Bonds, 6.150%, 8/31/26                                    8/05 at 103         AAA        6,375,919

                Colorado Health Facilities Authority, Insured Hospital Revenue
                Bonds (PSL Healthcare System Project), Series 1991 A:
    5,000,000    7.250%, 2/15/16 (Pre-refunded to 2/15/01)                                  2/01 at 102         AAA        5,490,350
    4,500,000    6.250%, 2/15/21 (Pre-refunded to 2/15/01)                                  2/01 at 102         AAA        4,845,285

    6,500,000   Colorado Health Facilities Authority, Revenue Bonds, Series 1998 (Sisters
                 of Charity of Leavenworth Health Services Corporation), 5.000%, 12/01/25   6/08 at 101         AAA        6,390,800

      155,000   El Paso County, Colorado, Colorado Local Single Family Mortgage Revenue
                 Bonds, 1990 Series A, 7.850%, 9/01/09 (Alternative Minimum Tax)            9/00 at 102         AAA          161,941

      815,000   Jefferson County, Colorado, Single Family Revenue Refunding Bonds,
                 Series 1991A, 8.875%, 10/01/13                                             4/01 at 103         AAA          869,923

------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 1.3%

   10,000,000   District of Columbia (Washington, D.C.), General Obligation Bonds
                 (Series 1990B), 7.500%, 6/01/10 (Pre-refunded to 6/01/00)                  6/00 at 102         AAA       10,804,800

------------------------------------------------------------------------------------------------------------------------------------
                Florida - 1.2%

    9,845,000   Florida Housing Finance Agency, Single Family Mortgage Revenue Bonds,
                 1994 Series B, 6.650%, 7/01/26 (Alternative Minimum Tax)                   7/04 at 102         AAA       10,558,763

------------------------------------------------------------------------------------------------------------------------------------
                Hawaii - 2.9%

    6,130,000   Department of Budget and Finance of the State of Hawaii, Special Purpose
                 Revenue Bonds (Hawaiian Electric Company, Inc. and Subsidiaries
                 Projects), Series 1992, 6.550%, 12/01/22 (Alternative Minimum Tax)        12/02 at 103         AAA        6,774,999

   16,180,000   Department of Budget and Finance of the State of Hawaii, Special Purpose
                 Revenue Bonds (Hawaii Electric Company, Inc. and Subsidiaries Project),
                 Series 1996A, 6.200%, 5/01/26 (Alternative Minimum Tax)                    5/06 at 101         AAA       17,851,556

------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 11.3%

    5,000,000   Central Lake County Joint Action Water Agency, Lake County, Illinois,
                 Water Revenue Bonds, Series 1991, 7.000%, 5/01/20
                 (Pre-refunded to 5/01/01)                                                  5/01 at 102         AAA        5,495,500

   10,000,000   City of Chicago, General Obligation Bonds, Project Series 1995,
                 6.125%, 1/01/16                                                            7/05 at 102         AAA        11,152,00

                Chicago School Reform Board of Trustees of the Board of Education of the
                City of Chicago, Illinois, Unlimited Tax General Obligation
                Bonds (Dedicated Tax Revenues), Series 1997A:
   20,000,000    5.250%, 12/01/27                                                          12/07 at 102         AAA       20,293,000
   10,000,000    5.250%, 12/01/30                                                          12/07 at 102         AAA       10,146,500

    6,000,000   City of Chicago (Illinois), Chicago-O'Hare International Airport, General
                 Airport Second Lien Revenue Refunding Bonds, 1994 Series A,
                 6.375%, 1/01/12                                                            1/05 at 102         AAA        6,713,340

    6,280,000   Public Building Commission of Chicago (Illinois), Building Revenue Bonds,
                 Series A of 1990 (Board of Education of the City of Chicago),
                 7.125%, 1/01/15                                                            1/00 at 102         AAA        6,725,252

    6,825,000   Public Building Commission of Chicago (Illinois), Building Revenue Bonds,
                 Series A of 1993 (Board of Education of the City of Chicago),
                 5.750%, 12/01/18                                                          12/03 at 102         AAA        7,310,121

   18,880,000   Illinois Health Facilities Authority, FHA Insured Mortgage Revenue Bonds,
                 Series 1996 (Sinai Health System), 6.000%, 2/15/24                         2/06 at 102         AAA       20,864,288

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

$     305,000   City of Moline, Illinois, City of Rock Island, Illinois, City of Urbana,
                 Illinois, Single Family Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities Program), Series 1990, 8.050%, 8/01/23
                 (Alternative Minimum Tax)                                                  8/00 at 102         AAA        $ 319,210

    7,700,000   Board of Trustees of Southern Illinois University, Southern Illinois
                 University Medical Facilities System Revenue Bonds, Series 1997,
                 5.875%, 4/01/23                                                            4/07 at 102         AAA        8,369,053

------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 6.1%

    9,050,000   Indiana Development Finance Authority, Environmental Revenue Bonds,
                 Series 1993B (PSI Energy, Inc.), 5.750%, 2/15/28
                 (Alternative Minimum Tax)                                                  2/03 at 102         AAA        9,478,880

    1,900,000   Indiana Housing Finance Authority, Residential Mortgage Bonds,
                 1988 Series R-A, 8.375%, 1/01/20 (Alternative Minimum Tax)             1/99 at 102 1/2          Aa        1,952,117

    7,855,000   Indiana Housing Finance Authority, Single Family Mortgage Revenue Bonds
                 (GNMA Collateralized Home Mortgage Program), 1990 Series C,
                 7.800%, 1/01/22 (Alternative Minimum Tax)                                  7/00 at 102         Aaa        8,216,487

    6,000,000   Jasper County, Indiana, Collateralized Pollution Control Refunding
                 Revenue Bonds (Northern Indiana Public Service Company Project),
                 Series 1991, 7.100%, 7/01/17                                               7/01 at 102         AAA        6,565,980

    9,645,000   Marion County Convention and Recreational Facilities Authority (Indiana),
                 Excise Taxes Lease Rental Revenue Bonds, Series 1991B, 7.000%, 6/01/21
                 (Pre-refunded to 6/01/01)                                                  6/01 at 102         AAA       10,622,135

    4,230,000   City of Rockport, Indiana, Pollution Control Revenue Refunding Bonds
                 (Indiana Michigan Power Company Project), Series B, 7.600%, 3/01/16        3/01 at 102         AAA        4,639,887

   10,000,000   Hospital Authority of St. Joseph County (Indiana), Fixed Rate Hospital
                 Revenue Refunding Bonds, Series 1991A (Memorial Hospital of South Bend
                 Project), 7.000%, 8/15/20 (Pre-refunded to 8/15/01)                        8/01 at 102         AAA       11,067,200

------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.7%

    5,305,000   City of Mason, Iowa, Hospital Revenue Bonds (Sisters of Mercy Health
                 Corporation), 1991 Series L, 7.000%, 8/15/21 (Pre-refunded to 8/15/01)     8/01 at 102         AAA        5,875,659

------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 2.6%

    2,005,000   Louisiana Housing Finance Agency, GNMA Collateralized Single Family
                 Mortgage Revenue Bonds, Series 1988, 8.300%, 11/01/20
                 (Alternative Minimum Tax)                                                 11/00 at 100         Aaa        2,069,200

   13,170,000   City of New Orleans, Louisiana, General Obligation Refunding Bonds,
                 Series 1995, 6.200%, 10/01/21                                             10/05 at 102         AAA       14,848,385

    5,275,000   Orleans Levee District (A Political Subdivision of the State of
                 Louisiana), Public Improvement Bonds, Series 1986, 5.950%, 11/01/15       12/05 at 103         AAA        5,814,211

------------------------------------------------------------------------------------------------------------------------------------
                Maine - 1.6%

   12,745,000   Maine State Housing Authority, Mortgage Purchase Bonds, 1991 Series A,
                 7.400%, 11/15/22                                                           5/01 at 102         AAA       13,527,543

------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 2.0%

    7,100,000   Massachusetts Housing Financing Agency, Single Family Housing
                 Revenue Bonds, Series 12, 7.500%, 12/01/13                                 6/99 at 102         AAA        7,376,687

   10,000,000   Massachusetts Turnpike Authority, Metropolitan Highway System
                 Revenue Bonds, 1997 Series C (Senior), 5.000%, 1/01/37                     1/07 at 102         AAA        9,774,300

------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 2.4%

    4,380,000   Board of Control of Grand Valley State University, Michigan, General
                 Revenue and Refunding Bonds, Series 1997, 5.250%, 10/01/22                10/07 at 101         AAA        4,462,913

   16,500,000   Michigan State Hospital Finance Authority, Revenue and Refunding Bonds
                 (St. John Health System), Series 1998A, 5.000%, 5/15/28                    5/08 at 101         AAA       16,138,320

------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 1.3%

    9,775,000   Minneapolis/Saint Paul Housing Finance Board (Single Family Mortgage
                 Revenue Bonds (Minneapolis/Saint Paul Family Housing Program, Phase VI),
                 8.300%, 8/01/21 (Alternative Minimum Tax)                                  8/00 at 100         AAA        9,993,276

    1,403,000   City of St. Louis Park, Minnesota, Single Family Residential Mortgage
                 Revenue Refunding Bonds (GNMA Mortgage-Backed Securities Program),
                 Series 1991-A, 7.250%, 4/20/23                                             4/01 at 102         Aaa        1,478,538

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 2.6%

$   2,545,000   Harrison County, Wastewater Management District (Mississippi), Wastewater
                 Treatment Facilities Revenue Refunding Bonds, Series 1991A,
                 8.500%, 2/01/13                                                           No Opt. Call         AAA       $3,557,477

    2,715,000   Harrison County, Wastewater Management District (Mississippi), Wastewater Treatment
                 Facilities Revenue Refunding Bonds, Series 1991B, 7.750%, 2/01/14         No Opt. Call         AAA        3,604,868

    4,725,000   Mississippi Housing Finance Corporation, Single Family Mortgage Purchase
                 Revenue Bonds, Series 1989 (GNMA Mortgage-Backed Securities Program),
                 8.250%, 10/15/18 (Alternative Minimum Tax)                                10/99 at 102         AAA        4,932,428

    8,700,000   Mississippi Home Corporation, Single Family Mortgage Revenue Bonds,
                 Series 1996C, 7.600%, 6/01/29 (Alternative Minimum Tax)                    6/06 at 105         Aaa        9,939,576

------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 0.6%

    5,000,000   St. Louis Municipal Finance Corporation, City Justice Center, Leasehold
                 Revenue Improvement Bonds, Series 1996A (City of St. Louis, Missouri,
                 Lessee), 6.000%, 2/15/19                                                   2/06 at 102         AAA        5,591,800

------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 2.1%

    3,270,000   Clark County, Nevada, Industrial Development Revenue Bonds (Nevada Power
                 Company Project), Series 1990, 7.800%, 6/01/20 (Alternative Minimum Tax)   6/00 at 102         AAA        3,522,869

   13,185,000   Washoe County, Nevada, Hospital Refunding Revenue Bonds (Washoe Medical
                 Center, Inc. Project), Series 1994A, 6.000%, 6/01/19                       6/04 at 102         AAA       14,470,801

------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 0.5%

    3,750,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
                 Monmouth Medical Center Issue, Series C, 6.250%, 7/01/24                   7/04 at 102         AAA        4,176,113

------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 2.6%

    5,000,000   City of Albuquerque, New Mexico, Airport Revenue Bonds, Series 1995A,
                 6.600%, 7/01/16 (Alternative Minimum Tax)                                  7/00 at 105         AAA        5,441,150

    6,000,000   City of Farmington, New Mexico, Pollution Control Refunding Revenue Bonds
                 (Southern California Edison Company Four Corners Project),
                 1991 Series A, 7.200%, 4/01/21                                             4/01 at 102          A+        6,520,140

    3,850,000   New Mexico Mortgage Finance Authority, Multifamily Housing Refunding
                 Revenue Bonds, 1990 Series A - Tax-Exempt (Fannie Mae Collateralized),
                 7.625%, 1/01/24                                                            1/01 at 102         AAA        4,110,145

    5,750,000   City of Santa Fe, New Mexico, Revenue Bonds, Series 1994A,
                 6.300%, 6/01/24 (Pre-refunded to 6/01/04)                                  6/04 at 100         AAA        6,437,988


------------------------------------------------------------------------------------------------------------------------------------
                New York - 12.4%

                The City of New York, General Obligation Bonds, Fiscal 1991 Series A:
    2,000,000    8.000%, 3/15/11                                                        3/00 at 101 1/2         AAA        2,144,200
    6,000,000    7.250%, 3/15/19                                                        3/00 at 101 1/2         AAA        6,364,140

   17,700,000   New York City Housing Development Corporation, Multi-Unit Mortgage
                 Refunding Bonds (FHA Insured Mortgage Loans), 1991 Series A,
                 7.250%, 6/01/19                                                            6/01 at 102         AAA       18,947,496

   10,335,000   New York City, New York, Municipal Water Finance Authority, Water and
                 Sewer System Revenue Bonds, Fiscal 1996 Series A, 6.000%, 6/15/25
                 (Pre-refunded to 6/15/05)                                                  6/05 at 101         AAA       11,648,268

    5,000,000   New York City Transit Authority, Transit Facilities Revenue Bonds,
                 Series 1990 (Livingston Plaza Project), 7.500%, 1/01/20
                 (Pre-refunded to 1/01/00)                                                  1/00 at 102         AAA        5,330,950

    7,000,000   New York State Energy Research and Development Authority, Facilities
                 Refunding Revenue Bonds, Series 1995 A (Consolidated Edison Company
                 of New York, Inc. Project), 6.100%, 8/15/20                                7/05 at 102          A+        7,634,480

   11,950,000   New York State Finance Agency, Housing  Project Mortgage Revenue Bonds,
                 1996 Series A Refunding, 6.125%, 11/01/20                                  5/06 at 102         AAA       13,033,985

   20,250,000   New York State Medical Care Facilities Finance Agency,
                 St. Luke's-Roosevelt Hospital Center FHA-Insured Mortgage Revenue Bonds,
                 1989 Series B, 7.450%, 2/15/29 (Pre-refunded to 2/15/00)                   2/00 at 102         AAA       21,663,248

   12,000,000   New York State Medical Care Facilities Finance Agency, New York Hospital
                 FHA-Insured Mortgage Revenue Bonds, 1994 Series A, 6.900%, 8/15/34
                 (Pre-refunded to 2/15/05)                                                  2/05 at 102         AAA       14,118,960

    6,055,000   New York State Medical Care Facilities Finance Agency, Hospital and
                 Nursing Home Insured Mortgage Revenue Bonds, 1989 Series A,
                 7.600%, 2/15/29                                                            2/99 at 102          AA        6,246,883

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                North Dakota - 3.3%

$  21,075,000   Mercer County, North Dakota, Pollution Control Refunding Revenue Bonds,
                 Second 1995 Series (Basin Electric Power Cooperative-Antelope Valley
                 Unit 1 and Common Facilities), 6.050%, 1/01/19                             1/05 at 102         AAA      $23,286,821

    5,000,000   Oliver County, North Dakota (Square Butte Electric Cooperative),
                 Pollution Control Revenue Refunding Bonds, Series 1998A, 5.300%, 1/01/27   1/09 at 102         AAA        5,128,250


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 0.6%

    5,000,000   County of Lucas, Ohio, Hospital Improvement and Refunding Revenue Bonds,
                 Series 1993 (The Toledo Hospital), 5.000%, 11/15/22                       11/03 at 102         AAA        4,907,300


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 1.4%
    1,365,000   Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds,
                 1991 Series A, 7.200%, 3/01/11                                             3/01 at 102         AAA        1,440,061

    9,900,000   Pottawatomie County Development Authority, Water Revenue Bonds,
                 Series 1990 (North Deer Creek Reservoir Project), 7.375%, 7/01/26
                 (Pre-refunded to 7/01/00)                                                  7/00 at 102         AAA       10,716,552


------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 1.2%

   10,000,000   Oregon Health Sciences University, Insured Revenue Bonds, 1995 Series B,
                 5.250%, 7/01/25                                                            7/06 at 102         AAA       10,101,200


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 5.1%

    7,000,000   County of Allegheny, Pennsylvania, Airport Revenue Refunding Bonds,
                 Series 1997A (Pittsburgh International Airport), 5.250%, 1/01/16
                 (Alternative Minimum Tax)                                                  1/08 at 101         AAA        7,157,290

    7,000,000   Berks County Municipal Authority (Pennsylvania), Hospital Revenue Bonds
                 (The Reading Hospital and Medical Center Project), Series B of 1994,
                 6.100%, 10/01/23                                                          10/04 at 102         AAA        7,766,710

    7,250,000   Lehigh County Industrial Development Authority, Pollution Control Revenue
                 Refunding Bonds, 1995 Series A (Pennsylvania Power and Light Company
                 Project), 6.150%, 8/01/29                                                  8/05 at 102         AAA        8,148,493

   14,190,000   City of Philadelphia, Pennsylvania, Water and Sewer Revenue Bonds,
                 Sixteenth Series, 7.000%, 8/01/21 (Pre-refunded to 8/01/01)                8/01 at 102         AAA       15,704,641

    5,000,000   Health Care Facilities Authority of Sayre (Pennsylvania), Series 1991A
                 Revenue Bonds, Guthrie Healthcare System, 7.100%, 3/01/17                  3/01 at 102         AAA        5,435,200


------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 2.3%

   12,500,000   Rhode Island Depositors Economic Protection Corporation, Special
                 Obligation Bonds, 1991 Series A, 7.500%, 8/01/14
                 (Pre-refunded to 8/01/01)                                                  8/01 at 102         AAA       13,989,625

    5,050,000   Rhode Island Port Authority and Economic Development Corporation, Airport
                 Revenue Bonds, 1994 Series A, 6.625%, 7/01/24 (Alternative Minimum Tax)    7/04 at 102         AAA        5,677,412


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.6%

    5,170,000   The Health, Educational and Housing Facilities Board of the County of
                 Sullivan, Tennessee, Hospital Revenue Bonds, Series 1993 (Holston Valley
                 Health Care, Inc.), 5.750%, 2/15/13                                        2/03 at 102         AAA        5,581,635


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 3.9%

    8,000,000   Abilene Health Facilities Development Corporation (Texas), Hospital
                 Revenue Refunding and Improvement Bonds (Hendrick Medical Center
                 Project), Series 1995C, 6.150%, 9/01/25                                    9/05 at 102         AAA        8,949,680

    4,000,000   Brazos County Health Facilities Development Corporation (Texas),
                 Franciscan Services Corporation, Obligated Group Revenue Bonds,
                 Series 1997A, 5.375%, 1/01/22                                              7/07 at 102         AAA        4,097,640

                Brazos River Authority (Texas), Revenue Refunding Bonds (Houston
                 Industries Incorporated Project), Series 1998C:
    1,750,000    5.125%, 5/01/19                                                           11/08 at 102         AAA        1,754,532
    2,000,000    5.125%, 11/01/20                                                          11/08 at 102         AAA        1,999,999

                Harris County Hospital District, Refunding Revenue Bonds, Series 1990:
    3,000,000    7.500%, 2/15/03                                                           No Opt. Call         AAA        3,297,059
    5,000,000    7.400%, 2/15/10                                                           No Opt. Call         AAA        6,080,999

    7,450,000   Matagorda County Navigation, District Number One (Texas), Pollution
                 Control Revenue Refunding Bonds (Central Power and Light Company
                 Project), Series 1995, 6.100%, 7/01/28                                     7/00 at 102         AAA        7,857,216

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Utah - 2.0%

$  10,770,000   Intermountain Power Agency (Utah), Power Supply Revenue Refunding Bonds,
                 1993 Series A, 5.000%, 7/01/23                                             7/03 at 100          A+      $10,464,454

    6,000,000   Salt Lake City, Utah, Hospital Revenue Refunding Bonds
                 (IHC Hospitals, Inc.), Series 1988 A, 8.000%, 5/15/07                      5/00 at 100         AAA        7,218,479

------------------------------------------------------------------------------------------------------------------------------------
                Vermont - 0.1%

    1,230,000   Vermont Housing Finance Agency, Single Family Housing Bonds, Series 9,
                 6.000%, 5/01/37 (Alternative Minimum Tax)                              6/07 at 101 1/2         AAA        1,304,119
------------------------------------------------------------------------------------------------------------------------------------

$ 789,113,000   Total Investments - (cost $777,485,367) - 98.3%                                                          848,625,493
=============   --------------------------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities - 0.2%

$   1,600,000   Geisinger Authority Health System, Series 1998B, Variable Rate
                 Demand Bonds, 3.700%, 8/15/28+                                                             VMIG-1         1,600,000

      500,000   Illinois Health Facilities Authority, The University of Chicago Hospitals,
                 Series 1998, Variable Rate Demand Bonds, 3.700%, 8/01/26+                                  VMIG-1           500,000
------------------------------------------------------------------------------------------------------------------------------------
$  2,100,000    Total Temporary Investments - 0.2%                                                                         2,100,000
============    --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                      12,453,858
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $863,179,351
                ====================================================================================================================


All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance, or are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)
                            October 31, 1998

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 2.2%

$   3,850,000   Alabama Housing Finance Authority, Multifamily Housing Revenue Refunding
                 Bonds (GNMA Collateralized - Royal Hills), 1995 Series F,
                 6.500%, 7/20/30                                                            7/05 at 103         Aaa       $4,207,665

   11,000,000   The Special Care Facilities Financing Authority of the City of
                 Birmingham (Alabama), Baptist Medical Centers Revenue Bonds,
                 Series 1995-B (Baptist Health System, Inc.) , 5.875%, 11/15/20             5/05 at 102         AAA       11,414,370

                The Special Care Facilities Financing Authority of the City of
                Birmingham (Alabama), Baptist Medical Centers Revenue Bonds,
                Series 1996-A (Baptist Health System, Inc.):
    7,465,000    5.875%, 11/15/19                                                          11/06 at 102         AAA        7,736,875
   10,000,000    5.875%, 11/15/26                                                          11/06 at 102         AAA       10,325,100

    3,745,000   City of Demopolis, Alabama, General Obligation Warrants,
                 Series 1991, 6.900%, 6/01/16 (Pre-refunded to 6/01/01)                     6/01 at 102         AAA        4,120,511

    4,250,000   County Board of Education of Shelby County, Alabama, Capital Outlay
                 Refunding School Warrants, Series 1995, 5.875%, 2/01/17                    2/05 at 102         AAA        4,577,463


------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 1.1%

    4,000,000   Alaska Energy Authority, Power Revenue Bonds, Second Series
                 (Bradley Lake Hydroelectric Project), 7.250%, 7/01/21                      7/00 at 102         AAA        4,292,280

   15,950,000   Alaska State Housing Finance Corporation, Governmental Purpose Bonds,
                 1995 Series A, 5.875%, 12/01/30                                           12/05 at 102         AAA       16,815,447


------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 1.0%

    5,000,000   Coconino County, Arizona, Pollution Control Corporation, Pollution
                 Control Revenue Refunding Bonds (Arizona Public Service Company),
                 1993 Series A, 5.875%, 8/15/28                                             8/03 at 102          A-        5,181,900

   11,625,000   The Industrial Development Authority of the County of Pima (Arizona),
                 Industrial Development Lease Obligation Refunding Revenue Bonds,
                 1988 Series A (Irvington Project), 7.250%, 7/15/10                         1/02 at 103         AAA       13,004,771


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.7%

   11,920,000   Arkansas Development Finance Authority, Single Family Mortgage Revenue
                 Bonds, 1990 Series A (GNMA-Backed Securities Program), 7.400%, 9/01/23
                 (Alternative Minimum Tax)                                                  9/01 at 102         AAA       12,723,408


------------------------------------------------------------------------------------------------------------------------------------
                California - 10.0%

    6,135,000   California Housing Finance Agency, Housing Revenue Bonds (Insured),
                 1994 Series C, 6.250%, 8/01/25                                             8/04 at 102         AAA        6,548,806

    5,000,000   California Housing Finance Agency, Multifamily Housing Revenue
                 Bonds III, 1998 Series B, 5.500%, 8/01/39 (Alternative Minimum Tax)    8/08 at 101 1/2         AAA        5,125,800

                California Health Facilities Financing Authority, Insured Health
                Facility Revenue Bonds, 1991 Series D (Catholic Healthcare West):
    9,000,000    6.500%, 7/01/16 (Pre-refunded to 7/01/01)                                  7/01 at 102         AAA        9,861,750
   14,000,000    6.650%, 7/01/21 (Pre-refunded to 7/01/01)                                  7/01 at 102         AAA       15,393,560

                California Rural Home Mortgage Finance Authority, Single Family
                Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                1996 Series A:
    3,475,000    7.550%, 11/01/26 (Alternative Minimum Tax)                                No Opt. Call         AAA        3,975,921
    2,885,000    7.750%, 5/01/27 (Alternative Minimum Tax)                                 No Opt. Call         AAA        3,354,793

    7,000,000   California Statewide Communities Development Authority, Certificates of Participation,
                 Huntington Memorial Hospital, 5.800%, 7/01/26                              7/06 at 102         AAA        7,477,260

    3,100,000   Campbell Union School District, Santa Clara County, California, 1994 General Obligation Bonds,
                 Series A, 6.250%, 8/01/19 (Pre-refunded to 8/01/04)                        8/04 at 102         AAA        3,555,359

    8,200,000   Castaic Lake Water Agency (California), Refunding Revenue Certificates of Participation
                 (Water System Improvement Projects), Series 1994A, 6.300%, 8/01/20         8/04 at 102         AAA        9,180,228

   11,750,000   East Bay Municipal Utility District (Alameda and Contra Costa Counties, California), Water System
                Subordinated Revenue Refunding Bonds, Series 1993A, 5.000%, 6/01/21         6/03 at 102         AAA       11,741,540

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                California (continued)

$   5,500,000   Fallbrook Union High School District (San Diego County, California),
                 1994 General Obligation Bonds, Series A, 6.250%, 9/01/19
                 (Pre-refunded to 9/01/04)                                                  9/04 at 102         AAA       $6,317,025

    6,530,000   La Quinta Financing Authority, Local Agency Revenue Bonds, Series 1991
                 (City Hall Project), 6.650%, 10/01/18 (Pre-refunded to 10/01/00)          10/00 at 102         AAA        7,061,803

    9,000,000   County of Orange, California, Refunding Recovery Bonds, 1995 Series A,
                 5.750%, 6/01/15                                                            6/05 at 102         AAA        9,777,060

   12,500,000   County of Orange, California, 1996 Recovery Certificates of Participation,
                 Series A, 6.000%, 7/01/26                                                  7/06 at 102         AAA       14,033,500

    6,500,000   City of Salinas, California, Housing Facility Refunding Revenue Bonds,
                 Series 1994A (GNMA Collateralized - Villa Serra Project),
                 6.600%, 7/20/30                                                            7/04 at 102         AAA        7,034,950

   18,000,000   Airports Commission, City and County of San Francisco, California,
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 13B, 5.500%, 5/01/26 (Alternative Minimum Tax)                       5/06 at 101         AAA       18,623,520

    8,500,000   Airports Commission, City and County of San Francisco, California,
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 11 (Noise Insulation Program), 6.250%, 5/01/26
                 (Alternative Minimum Tax)                                                  5/05 at 101         AAA        9,366,490

   20,395,000   San Joaquin Hills Transportation Corridor Agency, Toll Road Refunding
                 Revenue Bonds, Series 1997A, 5.250%, 1/15/30                               1/07 at 102         AAA       20,903,855

   11,000,000   Santa Ana Financing Authority, Police Administration and Housing Facility
                 Lease Revenue Bonds, Series 1994A, 6.250%, 7/01/24                        No Opt. Call         AAA       13,218,810

    5,500,000   Santa Clara County Financing Authority, Lease Revenue Bonds (VMC Facility
                 Replacement Project), 1994 Series A, 6.750%, 11/15/20
                 (Pre-refunded to 11/15/04)                                                11/04 at 102         AAA        6,487,140


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 0.8%

   14,150,000   Board of Water Commissioners, City and County of Denver, Colorado,
                 Certificates of Participation, Series 1991, 6.625%, 11/15/11              11/01 at 101         AAA       15,403,266


------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 0.2%

    2,500,000   State of Connecticut, Health and Educational Facilities Authority,
                 Revenue Bonds, Choate Rosemary Hall Issue, Series A, 7.000%, 7/01/25
                 (Pre-refunded to 7/01/04)                                                  7/04 at 101         AAA        2,915,550


------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 2.2%

   19,355,000   District of Columbia (Washington, D.C.), General Obligation Bonds
                 (Series 1989A), 7.500%, 6/01/09 (Pre-refunded to 6/01/99)                  6/99 at 102         AAA       20,245,717

    6,000,000   District of Columbia, Hospital Improvement and Refunding Revenue Bonds
                 (Children's Hospital Issue), Series 1992A, 6.250%, 7/15/19                 7/02 at 102         AAA        6,534,780

    4,860,000   District of Columbia Housing Finance Agency, Collateralized Single
                 Family Mortgage Revenue Bonds, Series 1988C, 7.850%, 12/01/22
                 (Alternative Minimum Tax)                                                  6/00 at 102         AAA        5,067,716

    4,820,000   District of Columbia Housing Finance Agency, Collateralized Single
                 Family Mortgage Revenue Bonds, Series 1990B, 7.100%, 12/01/24
                 (Alternative Minimum Tax)                                                 12/01 at 102         AAA        5,093,439

    5,000,000   District of Columbia, Revenue Bonds (The American College of
                 Obstetricians and Gynecologists Issue), Series 1991, 6.500%, 8/15/18       8/01 at 102         AAA        5,433,600


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 1.2%

    2,189,000   Housing Finance Authority of Dade County (Florida), Single Family
                 Mortgage Revenue Refunding Bonds, 1991 Series D, 6.950%, 12/15/12         12/01 at 102         AAA        2,327,454

    2,745,000   Escambia County Housing Finance Authority (Florida), Single Family
                 Mortgage Revenue Bonds (Multi-County Program), Series 1995,
                 6.950%, 10/01/27 (Alternative Minimum Tax)                                 4/05 at 102         AAA        2,980,878

    8,800,000   Florida Housing Finance Agency, Home Ownership Revenue Refunding Bonds,
                 1987 Series G1, 8.595%, 11/01/17                                          No Opt. Call         AAA       10,419,024

    7,000,000   City of South Miami (Florida), Health Facilities Revenue Bonds,
                 Series 1998 (Baptist Health Systems Obligated Group),
                 5.000%, 11/15/28 (WI)                                                     11/08 at 101         AAA        6,908,720


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 1.0%

    8,315,000   The Fulton-De Kalb Hospital Authority, Georgia, Revenue Certificates,
                 Series 1991 (Grady Memorial Hospital), 6.900%, 1/01/15
                 (Pre-refunded to 1/01/01)                                                  1/01 at 102         AAA        9,039,569

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Georgia (continued)

$   5,000,000   The Hospital Authority of Hall County and The City of Gainesville,
                 Revenue Anticipation Certificates (Northeast Georgia Healthcare
                 Project), Series 1995, 6.000%, 10/01/20                                   10/05 at 102         AAA       $5,554,500

    5,000,000   The Glynn-Brunswick Memorial Hospital Authority, Revenue Anticipation
                 Certificates (Southeast Georgia Health Systems Project), Series 1996,
                 5.250%, 8/01/13                                                            8/06 at 102         AAA        5,218,750


------------------------------------------------------------------------------------------------------------------------------------
                Hawaii - 1.4%

   24,250,000   Department of Budget and Finance of the State of Hawaii, Special Purpose
                 Revenue Bonds (Hawaii Electric Company, Inc. and Subsidiaries Project),
                 Series 1996A, 6.200%, 5/01/26 (Alternative Minimum Tax)                    5/06 at 101         AAA       26,755,268


------------------------------------------------------------------------------------------------------------------------------------
                Idaho - 0.6%

                Idaho Housing Agency, Single Family Mortgage Bonds, 1994 Series B:
    2,870,000    6.750%, 7/01/22                                                           No Opt. Call          Aa        3,234,347
    2,755,000    6.900%, 7/01/26 (Alternative Minimum Tax)                                 No Opt. Call          Aa        3,157,230

    4,305,000   Idaho Housing Agency, Single Family Mortgage Bonds, 1995 Series B,
                 6.600%, 7/01/27 (Alternative Minimum Tax)                                  1/05 at 102         Aaa        4,615,778


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 9.7%

    6,515,000   City of Berwyn, Illinois, Revenue Bonds, Series 1991 (MacNeal Memorial
                 Hospital Association Project), 7.000%, 6/01/15 (Pre-refunded to 6/01/01)   6/01 at 102         AAA        7,173,341

    4,055,000   Central Lake County Joint Action Water Agency, Lake County, Illinois,
                 General Obligation Water Refunding Bonds, Series 1992, 6.000%, 2/01/19     2/03 at 102          Aa        4,313,385

   10,000,000   City of Chicago (Illinois), General Obligation Adjustable Rate Bonds,
                 Central Public Library Project, Series C of 1988, 6.850%, 1/01/17
                 (Pre-refunded to 7/01/02)                                              7/02 at 101 1/2         AAA       11,209,700

   15,000,000   Chicago School Reform Board of Trustees of the Board of Education
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation Bonds
                 (Dedicated Tax Revenues), Series 1997A, 5.250%, 12/01/27                  12/07 at 102         AAA       15,219,750

    6,500,000   City of Chicago (Illinois), Chicago Midway Airport Revenue Bonds,
                 Series 1998A, 5.125%, 1/01/31 (Alternative Minimum Tax)                    1/09 at 101         AAA        6,339,450

    5,750,000   City of Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 1990,
                 6.500%, 1/01/16 (Pre-refunded to 1/01/01)                                  1/01 at 100         AAA        6,098,968

    8,000,000   City of Chicago, Water Revenue Bonds, Series 1995,
                 5.000%, 11/01/25                                                          11/06 at 102         AAA        7,854,640

                The County of Cook, Illinois, General Obligation Bonds, Series 1991:
   18,430,000    6.750%, 11/01/18 (Pre-refunded to 11/01/01)                               11/01 at 102         AAA       20,400,720
   26,475,000    6.250%, 11/01/21 (Pre-refunded to 11/01/01)                               11/01 at 102         AAA       28,932,145

    6,370,000   City of Decatur, Macon County, Illinois (Decatur Memorial Hospital),
                 Hospital Facility Revenue Bonds, Series 1991B, 7.750%, 10/01/21
                 (Pre-refunded to 10/01/01)                                                10/01 at 102         AAA        7,204,279

                Board of Governors of State Colleges and Universities, Eastern
                Illinois University, Auxiliary Facilities System Revenue Bonds,
                Series 1989:
   12,355,000    0.000%, 10/01/09                                                      10/04 at 74 1/16         AAA        6,943,757
   16,470,000    0.000%, 4/01/16                                                       10/04 at 47 1/16         AAA        5,750,501

    2,065,000   Illinois Housing Development Authority, Residential Mortgage Revenue
                 Bonds, 1989 Series A, 7.400%, 2/01/20 (Alternative Minimum Tax)            8/99 at 102         Aa1        2,123,708

   20,000,000   Illinois Health Facilities Authority, Brokaw-Mennonite Association,
                 Revenue Refunding Bonds, Series 1992 (BroMenn Healthcare),
                 6.250%, 8/15/18                                                            8/02 at 102         AAA       21,811,400

    3,500,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1990
                 (Alexian Brothers Medical Center, Inc. Project), 7.125%, 1/01/21           1/01 at 102         AAA        3,787,175

    2,500,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1991
                 (Memorial Medical Center System Project), Springfield, Illinois,
                 7.100%, 10/01/21 (Pre-refunded to 10/01/01)                               10/01 at 102         AAA        2,783,250

                State of Illinois, Civic Center Bonds (Dedicated Tax Revenue),
                Series 1990-A:
    1,385,000    7.000%, 12/15/10 (Pre-refunded to 12/15/00)                               12/00 at 102         AAA        1,510,800
    3,615,000    7.000%, 12/15/10                                                          12/00 at 102         AAA        3,925,022

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

                Participations, The State of Illinois, Department of Central Management
                Services, Illinois Student Assistance Commission:
$   2,965,000    6.875%, 7/01/07                                                            7/02 at 102         AAA       $3,317,301
    6,085,000    6.950%, 7/01/13                                                            7/02 at 102         AAA        6,777,960

    4,560,000   County of Macon, Illinois, Revenue Bonds, Millikin University,
                 Series 1995, 6.250%, 10/01/16                                             10/05 at 100         AAA        5,105,923

    5,000,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry
                 and Will Counties, Illinois, General Obligation Bonds, Series 1994D,
                 6.750%, 6/01/25 (Pre-refunded to 6/01/04)                                  6/04 at 102         AAA        5,790,850

------------------------------------------------------------------------------------------------------------------------------------
                Indiana -4.8%

   10,500,000   Hospital Authority of the City of Fort Wayne, Indiana, Revenue Bonds,
                 Series 1992 (Parkview Memorial Hospital, Inc. Project), 6.400%, 11/15/22  11/02 at 102          A+       11,358,270

    7,750,000   Indiana Health Facility Financing Authority Hospital Revenue Bonds,
                 Series 1997A (Sisters of St. Francis Health Services, Inc. Project),
                 5.375%, 11/01/27                                                          11/07 at 102         AAA        7,878,805

    2,600,000   Indiana Health Facility Financing Authority, Hospital Revenue Bonds,
                 Series 1991 (Community Hospitals of Indiana), 7.000%, 7/01/21
                 (Pre-refunded to 7/01/01)                                                  7/01 at 102         AAA        2,868,424

   10,000,000   Indiana Health Facility Financing Authority, Hospital Revenue Refunding
                 and Improvement Bonds, Series 1995 (Community Hospitals Projects),
                 5.700%, 5/15/22                                                            5/06 at 102         AAA       10,599,800

    1,875,000   Indiana Housing Finance Authority, Single Family Mortgage Revenue Bonds
                 (GNMA Collateralized Home Mortgage Program), 1990 Series B,
                 7.800%, 1/01/22 (Alternative Minimum Tax)                                  7/00 at 102         Aaa        1,963,125

      685,000   Indiana Housing Finance Authority, Single Family Mortgage Revenue Bonds
                 (GNMA Collateralized Home Mortgage Program), 1990 Series D,
                 7.800%, 1/01/22 (Alternative Minimum Tax)                                  7/00 at 102         Aaa          715,633

   12,250,000   City of Lawrenceburg, Indiana, Pollution Control Revenue Refunding Bonds
                 (Indiana Michigan Power Company Project), Series D, 7.000%, 4/01/15        4/02 at 102         AAA       13,570,918

   12,950,000   Marion County Convention and Recreational Facilities Authority (Indiana),
                 Excise Taxes Lease Rental Revenue Bonds, Series 1991B, 7.000%, 6/01/21
                 (Pre-refunded to 6/01/01)                                                  6/01 at 102         AAA       14,261,965

    9,545,000   New Prairie School Building Corporation (LaPonte and St. Joseph Counties,
                 Indiana), First Mortgage Bonds, Series 1994, 7.200%, 7/15/21
                 (Pre-refunded to 7/15/04)                                                  7/04 at 102         AAA       11,282,954

   14,000,000   Holy Cross Health System Corporation, Indiana Hospital Revenue Bonds
                 Issues, Hospital Authority of St. Joseph County, Hospital Revenue
                 Refunding Bonds, Series 1991 (Holy Cross Parkview Hospital, Inc.),
                 7.000%, 12/01/12 (Pre-refunded to 12/01/01)                               12/01 at 102         AAA       15,610,420


------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 1.3%

    5,000,000   City of Davenport, Iowa, Hospital Facility Revenue Bonds (Mercy Hospital
                 Project), Series 1992, 6.250%, 7/01/22 (Pre-refunded to 7/01/02)           7/02 at 102         AAA        5,521,750

   11,400,000   City of Davenport, Iowa, Insured Hospital Revenue Bonds (St. Luke's
                 Hospital), 1990 Series A, 7.400%, 7/01/20 (Pre-refunded to 7/01/00)        7/00 at 102         AAA       12,338,790

    7,000,000   Polk County, Iowa, Health Facilities Revenue Bonds, Catholic Health
                 Corporation (Mercy Health Center of Central Iowa Project), Series 1991,
                 6.750%, 11/01/15 (Pre-refunded to 11/01/01)                               11/01 at 101         AAA        7,685,580


------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.1%

    1,880,000   Sedgwick County, Kansas, and Shawnee County, Kansas, GNMA Collateralized
                 Mortgage Revenue Bonds, Senior 1991 Series A, 7.300%, 12/01/12             6/01 at 103         Aaa        1,997,199


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.2%

   10,000,000   City of Danville, Kentucky, Multi-City Lease Revenue Bonds (Louisville
                 and Jefferson County Metropolitan Sewer District Sewer and Drainage
                 System Revenue Project), Series 1991-G, 6.800%, 3/01/19
                 (Pre-refunded to 3/01/02)                                                  3/02 at 102         AAA       11,156,300

   53,000,000   Jefferson County, Kentucky, Capital Projects Corporation, Lease
                 Revenue Bonds, Series 1989B, 0.000%, 8/15/19
                 (Pre-refunded to 2/15/01)                                             2/01 at 24 11/16         AAA       11,999,730


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 2.7%

   15,650,000   Louisiana Public Facilities Authority, Hospital Revenue Refunding Bonds
                 (Southern Baptist Hospital Project), Series 1992, 6.800%, 5/15/12
                 (Pre-refunded to 5/15/02)                                                  5/02 at 102         AAA       17,533,947

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Louisiana (continued)

$   5,670,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds
                 (Franciscan Missionaries of Our Lady Health System Project),
                 Series 1998A, 5.000%, 7/01/25                                              7/08 at 101         AAA       $5,567,146

    5,775,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds
                 (Franciscan Missionaries of Our Lady Health System Project),
                 Series 1998C, 5.000%, 7/01/28                                              7/08 at 101         AAA        5,665,102

    5,340,000   Public Improvement Bonds, Issue of 1992, City of New Orleans, Louisiana,
                 7.000%, 9/01/19 (Pre-refunded to 9/01/02)                                  9/02 at 100         AAA        5,966,916

    8,995,000   Orleans Levee District (A Political Subdivision of the State of
                 Louisiana), Public Improvement Bonds, Series 1986, 5.950%, 11/01/15       12/05 at 103         AAA        9,914,469

    3,000,000   Parish of St. Charles, State of Louisiana, Pollution Control Revenue
                 Bonds (Louisiana Power and Light Company Project), Series 1991,
                 7.500%, 6/01/21 (Alternative Minimum Tax)                                  6/01 at 102         AAA        3,302,040

    3,500,000   Hospital Service District No. 1 of the Parish of Tangipahoa,
                 State of Louisiana, Hospital Revenue Bonds (Series 1994),
                 6.250%, 2/01/24                                                            2/04 at 102         AAA        3,876,180


------------------------------------------------------------------------------------------------------------------------------------
                Maine - 0.6%

   10,500,000   Maine Health and Higher Educational Facilities Authority, Revenue Bonds,
                 Series 1991, 6.375%, 7/01/21                                               7/01 at 102         AAA       11,320,575


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 4.8%

    5,050,000   Massachusetts Health and Educational Facilities Authority, Revenue
                 Bonds, Fallon Healthcare System Issue, Series A, 6.750%, 6/01/20
                 (Pre-refunded to 6/01/01)                                                  6/01 at 102         AAA        5,532,023

    6,000,000   Massachusetts Health and Educational Facilities Authority, Revenue
                 Bonds, Brigham and Women's Hospital Issue, Series D,
                 6.750%, 7/01/24 (Pre-refunded to 7/01/01)                                  7/01 at 102         AAA        6,589,680

   10,500,000   Massachusetts Health and Educational Facilities Authority, Revenue
                 Bonds, New England Medical Center Hospitals Issue, Series F,
                 6.625%, 7/01/25                                                            7/02 at 102         AAA       11,580,555

    5,850,000   Massachusetts Health and Educational Facilities Authority, Revenue
                 Bonds, South Shore Hospital Issue, Series D, 6.500%, 7/01/22               7/02 at 102         AAA        6,427,337

    8,400,000   Massachusetts Health and Educational Facilities Authority, Revenue
                 Bonds, Berkshire Health Systems Issue, Series D, 6.000%, 10/01/13         10/05 at 102         AAA        9,278,388

    7,000,000   Massachusetts Health and Educational Facilities Authority Revenue
                 Bonds, Baystate Medical Center Issue, Series E, 6.000%, 7/01/26            7/06 at 102         AAA        7,810,040

   20,000,000   Massachusetts Health and Educational Facilities Authority, Revenue
                 Bonds, Boston Medical Center Issue, Series A, 5.000%, 7/01/29              7/08 at 101         AAA       19,583,800

   13,590,000   Massachusetts Housing Finance Agency, Single Family Housing Revenue
                 Bonds, Series 17, 7.150%, 12/01/24 (Alternative Minimum Tax)               6/01 at 102          Aa       14,311,901

    4,020,000   Massachusetts Housing Finance Agency, Single Family Housing Revenue
                 Bonds, Series 11, 7.750%, 12/01/20 (Alternative Minimum Tax)               6/99 at 102         Aa3        4,180,076

    4,865,000   Massachusetts Housing Finance Agency, Housing Revenue Refunding
                 Bonds, 1995 Series A, 6.100%, 12/01/16                                    12/05 at 102         AAA        5,164,149


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 5.9%

    5,930,000   Cheboygan Area Schools, Counties of Cheboygan and Presque Isle,
                 State of Michigan, 1996 School Building and State Bonds (General
                 Obligation - Unlimited Tax), 5.700%, 5/01/16                               5/07 at 100         AAA        6,408,610

   11,245,000   The Economic Development Corporation of the City of Detroit, Resource
                 Recovery Revenue Bonds, Series 1991A, 6.875%, 5/01/09
                 (Alternative Minimum Tax)                                                  5/01 at 102         AAA       12,172,038

   20,300,000   City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,
                 Series 1991, 6.625%, 7/01/21 (Pre-refunded to 7/01/01)                     7/01 at 102         AAA       22,231,139

   13,500,000   City of Detroit, Michigan, Water Supply System Revenue and Revenue
                 Refunding Bonds, Series 1993, 5.000%, 7/01/23                              7/04 at 102         AAA       13,320,045

    8,000,000   Gaylord Community Schools, Counties of Otsego and Antrim,
                 State of Michigan, 1992 School Building and Site and Refunding Bonds,
                 0.000%, 5/01/21 (Pre-refunded to 5/01/07)                               5/07 at 37 3/4         AAA        2,111,920

    8,500,000   County of Jackson Hospital Finance Authority, Hospital Revenue Refunding
                 Bonds (W. A. Foote Memorial Hospital, Jackson Michigan),
                 Series 1993A, 5.250%, 6/01/23                                              6/03 at 102         AAA        8,548,960

   10,880,000   Lincoln Consolidated School District, Counties of Washtenaw and Wayne,
                 State of Michigan, 1998 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 5.000%, 5/01/28 (WI)                          5/08 at 100         AAA       10,649,279

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Michigan (continued)

$   3,000,000   Michigan State Hospital Finance Authority, Revenue and Refunding Bonds
                 (MidMichigan Obligated Group), Series 1997A, 5.125%, 6/01/24              12/07 at 102         AAA       $2,957,790

    3,640,000   Michigan State Housing Development Authority, Rental Housing Revenue
                 Bonds, 1991 Series A, 7.150%, 4/01/10 (Alternative Minimum Tax)            1/02 at 102         AA-        3,920,862

   10,000,000   Michigan Strategic Fund Limited Obligation Refunding Revenue Bonds
                 (The Detroit Edison Company Pollution Control Bonds Project),
                 Collateralized Series 1991DD, 6.875%, 12/01/21                            12/01 at 102         AAA       10,981,600

   27,000,000   Okemos Public School, County of Ingham, State of Michigan, 1991 School
                 Building and Site Bonds, Series I, 0.000%, 5/01/21
                 (Pre-refunded to 5/01/06)                                             5/06 at 34 17/32         AAA        6,838,020

    2,975,000   Tecumseh Public Schools, County of Lenawee, State of Michigan,
                 1998 School Building and Site Bonds (General Obligation -
                 Unlimited Tax), 5.000%, 5/01/21 (DD)                                       5/08 at 100         AAA        2,941,323

    7,590,000   Western Townships Utilities Authority, Sewage Disposal System Refunding
                 Bonds, Series 1991, 6.500%, 1/01/19                                        1/02 at 100         AAA        8,154,924


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 0.7%

    6,635,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,
                 1994 Series M, 6.700%, 7/01/26 (Alternative Minimum Tax)                   1/04 at 102          AA        7,101,042

    5,000,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,
                 1992 Series E, 6.850%, 1/01/24 (Alternative Minimum Tax)                   7/02 at 102         AA+        5,315,000


------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 0.5%

    2,965,000   Missouri Housing Development Commission, Single Family Mortgage
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 Series 1989A, 7.900%, 2/01/21 (Alternative Minimum Tax)                    2/99 at 102         AAA        3,039,362

    5,295,000   Missouri Housing Development Commission, Single Family Mortgage
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 1991 Series C, 6.900%, 7/01/18                                             1/02 at 102         AAA        5,633,192


------------------------------------------------------------------------------------------------------------------------------------
                Montana - 1.5%

   26,000,000   City of Forsyth, Rosebud County, Montana, Pollution Control Revenue
                 Refunding Bonds (Puget Sound Power and Light Company Colstrip Project),
                 Series 1992, 6.800%, 3/01/22                                               3/02 at 102         AAA       28,590,380


------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 0.2%

    4,000,000   Hospital Authority No.1 of Lancaster County, Nebraska, Hospital Revenue
                 Bonds, Series 1997B (Bryan Memorial Hospital Project), 5.375%, 6/01/22     6/08 at 101         AAA        4,114,560


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 2.9%

   29,775,000   Clark County, Nevada, Industrial Development Revenue Bonds (Nevada Power
                 Company Project), Series 1990, 7.800%, 6/01/20 (Alternative Minimum Tax)   6/00 at 102         AAA       32,077,501

   11,000,000   Clark County, Nevada, Las Vegas-McCarran International Airport Passenger
                 Facility Charge Revenue Bonds, 1992 Series A, 6.000%, 7/01/22
                 (Pre-refunded to 7/01/02)                                                  7/02 at 102         AAA       12,058,310

    5,725,000   Nevada Housing Division, Single Family Program Bonds, 1994 Issue B-1
                 Senior Bonds, 6.700%, 10/01/17                                             4/04 at 102         Aa2        6,125,407

    4,415,000   Nevada Housing Division, 6.950%, 10/01/26 (Alternative Minimum Tax)         4/04 at 102         Aa2        4,749,039


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.3%

    4,950,000   New Hampshire Higher Educational and Health Facilities Authority,
                 Hospital Revenue Bonds, Lakes Region Hospital Association Issue,
                 Series 1993, 5.750%, 1/01/11                                               1/03 at 102         AAA        5,336,447


------------------------------------------------------------------------------------------------------------------------------------
                New York - 5.1%

   10,000,000   Long Island Power Authority (New York), Electric System General Revenue
                 Bonds, Series 1998A, 5.250%, 12/01/26                                      6/08 at 101         AAA       10,248,400

    8,265,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series C,
                 Fixed Rate Bonds, Subseries C-1, 6.250%, 8/01/10
                 (Pre-refunded to 8/01/02)                                              8/02 at 101 1/2         AAA        9,111,667

   10,000,000   The City of New York, General Obligation Bonds, Fiscal 1998 Series H,
                 5.125%, 8/01/25                                                            8/08 at 101         AAA       10,034,300

   10,000,000   New York City (New York), Municipal Water Finance Authority, Water and
                 Sewer System Revenue Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26          6/06 at 101         AAA       10,760,600

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                New York (continued)

                Dormitory Authority of the State of New York, City University
                System Consolidated, Third General Resolution Revenue Bonds,
                1994 Series 2:
$   3,000,000    6.250%, 7/01/19 (Pre-refunded to 7/01/04)                                  7/04 at 100         AAA       $3,359,340
    6,400,000    6.750%, 7/01/24 (Pre-refunded to 7/01/04)                                  7/04 at 102         AAA        7,431,040

   18,220,000   New York State Energy Research and Development Authority, Electric
                 Facilities Revenue Bonds, Series 1989 C (Consolidated Edison Company
                 of New York, Inc. Project), 7.250%, 11/01/24 (Alternative Minimum Tax)    11/00 at 100         AAA       18,459,046

    7,000,000   New York State Energy Research and Development Authority, Electric
                 Facilities Revenue Bonds, Series 1990 A (Consolidated Edison of
                 New York, Inc. Project), 7.500%, 7/01/25 (Alternative Minimum Tax)         7/99 at 101         AAA        7,250,880

    3,000,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,
                 Series KK, 7.800%, 10/01/20 (Alternative Minimum Tax)                     10/99 at 102         Aa2        3,115,980

   15,600,000   Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
                 Ninety-Seventh Series, 6.650%, 1/15/23 (Alternative Minimum Tax)           1/05 at 101         AAA       17,620,200


------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 2.6%

   45,000,000   City of Charlotte, North Carolina, Certificates of Participation,
                 Series 1991 (Convention Facility Project), 6.750%, 12/01/21
                 (Pre-refunded to 12/01/01)                                                12/01 at 102         AAA       49,934,700


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 3.3%

   12,550,000   City of Cleveland, Ohio, Waterworks Improvement First Mortgage Revenue
                 Bonds, Series F, 1992 A, 6.500%, 1/01/21 (Pre-refunded to 1/01/02)         1/02 at 102         AAA       13,836,375

    5,000,000   Columbus Municipal Airport Authority (Ohio), Airport Improvement Revenue
                 Bonds (Port Columbus International Airport Project), Series 1998B,
                 5.000%, 1/01/28                                                            1/08 at 101         AAA        4,935,400

    9,000,000   County of Lucas, Ohio, Hospital Improvement Revenue Bonds, Series 1992
                 (St. Vincent Medical Center), 6.625%, 8/15/22 (Pre-refunded to 8/15/02)    8/02 at 102         AAA        9,982,800

    9,105,000   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds (GNMA
                 Mortgage-Backed Securities Program), 1995 Series A-2, 6.625%, 3/01/26
                 (Alternative Minimum Tax)                                                  3/05 at 102         AAA        9,830,942

                Ohio Air Quality Development Authority, Air Quality Development
                Revenue Refunding Bonds (JMG Funding Limited Partnership
                Project), Series 1994:
   13,750,000    6.375%, 1/01/29 (Alternative Minimum Tax)                                 10/04 at 102         AAA       15,314,063
    8,000,000    6.375%, 4/01/29 (Alternative Minimum Tax)                                 10/04 at 102         AAA        8,910,000


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 2.7%

    3,360,000   Norman Regional Hospital Authority (Norman, Oklahoma), Hospital
                 Revenue Bonds, Series 1991, 6.900%, 9/01/21 (Pre-refunded to 9/01/01)      9/01 at 102         AAA        3,716,160

      680,000   Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds,
                 1991 Series A, 7.150%, 3/01/07                                             3/01 at 102         AAA          716,652

   37,625,000   Oklahoma Housing Finance Agency, GNMA Collateralized Single Family
                 Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18
                 (Alternative Minimum Tax)                                                 No Opt. Call         AAA       44,305,319

    1,365,000   Tulsa County Home Finance Authority, GNMA Collateralized Mortgage
                 Revenue Bonds, Series 1991C, 7.100%, 6/01/22 (Alternative Minimum Tax)    12/01 at 102         AAA        1,441,645


------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 0.3%

    5,500,000   State of Oregon, Housing and Community Services Department Mortgage
                 Revenue Bonds (Single-Family Mortgage Program), 1995 Series A,
                 6.450%, 7/01/26 (Alternative Minimum Tax)                                  7/05 at 102         Aa2        5,934,995


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 5.7%

   14,700,000   County of Allegheny, Pennsylvania Airport Revenue Bonds, Series 1992A
                 and 1992B (Greater Pittsburgh International Airport), 6.625%, 1/01/22
                 (Alternative Minimum Tax)                                                  1/02 at 102         AAA       16,011,093

    7,000,000   Beaver County (Pennsylvania), Industrial Development Authority, Pollution
                 Control Revenue Refunding Bonds, 1991 Series A, Pennsylvania Power
                 Company, Mansfield Project), 7.150%, 9/01/21                               9/01 at 102         AAA        7,698,740

   24,800,000   Butler County Hospital Authority (Butler County, Pennsylvania), Hospital
                 Revenue Bonds, Series 1991 A (North Hills Passavant Hospital),
                 7.000%, 6/01/22 (Pre-refunded to 6/01/01)                                  6/01 at 102         AAA       27,312,488

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania (continued)

                Delaware County Industrial Development Authority, Pollution
                Control Revenue Refunding Bonds, 1991 Series A (Philadelphia
                Electric Company Project):
$   5,000,000    7.375%, 4/01/21                                                            4/01 at 102        BBB+       $5,382,050
    5,000,000    7.375%, 4/01/21                                                            4/01 at 102        AAA         5,471,600

   10,000,000   The Harrisburg Authority (Dauphin County, Pennsylvania), Commonwealth
                 of Pennsylvania Lease Bonds, Series of 1991, 6.625%, 6/01/13
                 (Pre-refunded to 6/01/01)                                                  6/01 at 101         AAA       10,837,900

    7,120,000   Lehigh County, Pennsylvania, General  Purpose Authority, Hospital
                 Revenue Bonds (Lehigh Valley Hospital, Inc.), Series A of 1994,
                 6.250%, 7/01/22 (Pre-refunded to 7/01/04)                                  7/04 at 102         AAA        8,079,562

    9,000,000   Montgomery County Higher Education and Health Authority (Pennsylvania),
                 Hospital Revenue Bonds, Series 1998A (Abington Memorial Hospital),
                 5.000%, 6/01/28                                                            6/08 at 101         AAA        8,802,360

    8,950,000   Montgomery County Industrial Development Authority, Pollution Control
                 Revenue Refunding Bonds, 1992 Series A (Philadelphia Electric Company
                 Project), 6.625%, 6/01/22                                                  6/02 at 102         AAA        9,855,651

    7,000,000   Certificates of Participation, Commonwealth of Pennsylvania, Harristown
                 Development Corporation, 6.250%, 5/01/16                                  11/01 at 102         AAA        7,581,350


------------------------------------------------------------------------------------------------------------------------------------
                Puerto Rico - 1.3%

   25,400,000   Puerto Rico Highway and Transportation Authority, Transportation Revenue
                 Bonds (Series A), 5.000%, 7/01/28                                          7/08 at 101         AAA       25,409,398


------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 3.8%

   38,650,000   The Convention Center Authority (Rhode Island), Revenue Bonds,
                 1991 Series A, 6.700%, 5/15/20 (Pre-refunded to 5/15/01)                   5/01 at 102         AAA       42,235,561

    2,195,000   Providence Housing Development Corporation (Rhode Island), Mortgage
                 Revenue Refunding Bonds, Series 1994A, FHA Insured Mortgage
                 Loan-Barbara Jordan Apartments Project), 6.750%, 7/01/25                   7/04 at 102         AAA        2,384,911

    5,140,000   Rhode Island Depositor's Economic Protection Corporation, Special
                 Obligation Bonds, 1991 Series A, 7.100%, 8/01/18
                 (Pre-refunded to 8/01/01)                                                  8/01 at 102         AAA        5,699,952

   20,475,000   Rhode Island Depositor's Economic Protection Corporation, Special
                 Obligation Refunding Bonds, 1992 Series B, 5.250%, 8/01/21
                 (Pre-refunded to 2/01/11)                                                  2/11 at 100         AAA       21,593,140


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 1.1%

    5,275,000   Lexington County Health Services District, Inc., South Carolina,
                 Hospital Revenue Bonds, Series 1991, 6.750%, 10/01/18
                 (Pre-refunded to 10/01/01)                                                10/01 at 102         AAA        5,831,882

   22,000,000   Piedmont Municipal Power Agency (South Carolina), Electric Revenue
                 Bonds, 1988 Refunding Series, 0.000%, 1/01/13                             No Opt. Call         AAA       11,187,386

    3,775,000   South Carolina Jobs-Economic Development Authority, Hospital Facilities
                 Revenue Bonds, Series 1995 (Oconee Memorial Hospital, Inc.),
                 6.150%, 3/01/15                                                            3/05 at 102         AAA        4,125,985


------------------------------------------------------------------------------------------------------------------------------------
                South Dakota - 0.1%

    1,635,000   South Dakota Health and Educational Facilities Authority, Revenue Bonds,
                 Series 1989 (Rapid City Regional Hospital), 7.000%, 9/01/14                9/99 at 102         AAA        1,713,644


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.6%

    2,250,000   Chattanooga-Hamilton County Hospital Authority, Hospital Revenue Bonds
                 (Erlanger Medical Center), Series 1998A, 5.000%, 10/01/28                  4/08 at 101         AAA        2,220,660

    7,500,000   Metropolitan Nashville Airport Authority (Tennessee), Airport Improvement
                 Revenue Bonds, Refunding Series 1991C, 6.600%, 7/01/15                     7/01 at 102         AAA        8,148,450


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 4.9%

    6,000,000   Brazos County Health Facilities Development Corporation (Texas),
                 Franciscan Services Corporation, Obligated Group Revenue Bonds,
                 Series 1997A, 5.375%, 1/01/28                                              7/07 at 102         AAA        6,146,460

    9,500,000   Coastal Bend Health Facilities Development Corporation (Texas),
                 Incarnate Word Health Services Revenue Bonds, Series 1993-A,
                 6.000%, 11/15/22                                                          11/02 at 102         AAA       10,351,200

      165,000   East Texas Housing Finance Corporation, Single Family Mortgage
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program), Series 1990,
                 7.750%, 6/01/17 (Alternative Minimum Tax)                                  6/00 at 103         AA+          173,545

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Texas (continued)

$   1,480,000   Gulf Coast Water Authority (Texas), Water System Contract Revenue
                 Bonds (South Project), Series 1998B, 5.000%, 8/15/22                       8/08 at 100         AAA       $1,460,627

                Harris County, Texas, Toll Road Senior Lien Revenue Bonds,
                Series 1989:
    9,000,000    0.000%, 8/15/18 (Pre-refunded to 8/15/09)                             8/09 at 53 27/32         AAA        3,035,610
   39,000,000    0.000%, 8/15/19 (Pre-refunded to 8/15/09)                               8/09 at 50 1/4         AAA       12,279,540
    7,280,000    0.000%, 8/15/20 (Pre-refunded to 8/15/09)                             8/09 at 46 29/32         AAA        2,139,810
    5,085,000    0.000%, 8/15/21 (Pre-refunded to 8/15/09)                             8/09 at 43 25/32         AAA        1,395,222

    3,250,000   Harris County (Texas), Health Facilities Development Corporation,
                 Hospital Revenue Bonds (Memorial Hermann Hospital System Project),
                 Series 1998, 5.125%, 6/01/22                                               6/08 at 101         AAA        3,210,415

   14,160,000   City of Houston, Texas, Water and Sewer System, Junior Lien Revenue
                 Refunding Bonds, Series 1991C, 6.375%, 12/01/17
                 (Pre-refunded to 12/01/01)                                                12/01 at 102         AAA       15,366,432

   13,500,000   Matagorda County Navigation District Number One (Texas), Pollution
                 Control Revenue Refunding Bonds (Central Power and Light Company
                 Project), Series 1996, 6.125%, 5/01/30 (Alternative Minimum Tax)           5/06 at 102         AAA       14,863,500

    3,945,000   Ratama Development Corporation, Special Facilities Revenue Bonds
                 (Retama Park Racetrack Project), Series 1993, 10.000%, 12/15/17           No Opt. Call         AAA        6,427,194

   14,590,000   Texas Department of Housing and Community Affairs, Single Family
                 Mortgage Revenue Bonds, 1996 Series D, 6.250%, 9/01/28
                 (Alternative Minimum Tax)                                                  9/06 at 102         AAA       15,571,323


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.9%

    6,130,000   Utah Housing Finance Agency, Multifamily Housing Refunding Bonds,
                 1992 Issue A (FHA Insured Mortgage Loans), 7.400%, 7/01/24                 1/02 at 102         AAA        6,613,596

    3,480,000   Utah Housing Finance Agency, Single Family Mortgage Bonds, 1994
                 Issue D (Federally Insured or Guaranteed Mortgage Loans),
                 6.750%, 1/01/27 (Alternative Minimum Tax)                                  7/04 at 102         Aaa        3,713,891

    7,185,000   Utah Water Finance Agency, Revenue Bonds (Timpanos Loan Financing
                 Program), Series 1998B, 5.000%, 6/01/19                                    6/08 at 100         AAA        7,170,917


------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 0.5%

    8,000,000   Industrial Development Authority of Loudoun County, Virginia, Hospital
                 Revenue Bonds (Loudoun Hospital Center), Series 1995, 5.800%, 6/01/20      6/05 at 102         AAA        8,548,480


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 2.2%

    2,515,000   Public Utility District No. 1 of Douglas County, Washington, Wells
                 Hydro-Electric Revenue Bonds, Series of 1990, 7.800%, 9/01/18
                 (Alternative Minimum Tax)                                                  9/00 at 102          A+        2,706,970

    4,250,000   Public Utility District No. 1 of Snohomish County, Washington, Generation
                 System Revenue Bonds, Series 1989, 6.650%, 1/01/16                        No Opt. Call         AAA        4,701,988

   19,750,000   Washington Health Care Facilities Authority, Revenue Bonds, Series 1989
                 (Group Health Cooperative of Puget Sound, Seattle), 7.200%, 12/01/15      12/99 at 102         AAA       20,872,788

    4,100,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding
                 Revenue Bonds, Series 1992A, 6.250%, 7/01/17                               7/02 at 102         Aaa        4,477,405

    8,500,000   Washington Public Power Supply System, Nuclear Project No. 3 Refunding
                 Revenue Bonds, Series 1993B, 5.600%, 7/01/17                               7/03 at 102         AAA        8,805,575


------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 1.1%

   10,000,000   The County Commission of Harrison County, West Virginia, Solid Waste
                 Disposal Revenue Bonds (West Penn Power Company Harrison Station
                 Project), Series B, 6.300%, 5/01/23 (Alternative Minimum Tax)              5/03 at 102          A+       10,703,600

    4,100,000   West Virginia Water Development Authority, Water Development Revenue
                 Refunding Bonds (Loan Program), 1991 Series A, 7.000%, 11/01/25           11/01 at 102         AAA        4,532,959

    5,050,000   State of West Virginia, University of West Virginia Board of Trustees,
                 Dormitory Revenue Bonds (West Virginia University Project),
                 1992 Series A, 6.750%, 5/01/17 (Pre-refunded to 5/01/02)                   5/02 at 100         AAA        5,556,009


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 3.4%

    8,270,000   Wisconsin Housing and Economic Development Authority, Housing
                 Revenue Bonds, 1992 Series A, 6.850%, 11/01/12                            11/02 at 102         AAA        8,935,072

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin (continued)

$   8,150,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                 Series 1991 (St. Luke's Medical Center Project), 7.100%, 8/15/19
                 (Pre-refunded to 8/15/01)                                                  8/01 at 102         AAA       $9,042,587

   17,710,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                 Series 1991-B (Novus Health Group), 6.750%, 12/15/20
                 (Pre-refunded to 12/15/01)                                                12/01 at 102         AAA       19,648,004

   10,000,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                 Series 1990A (Marshfield Clinic Project), 7.250%, 8/01/15
                 (Pre-refunded to 8/01/00)                                                  8/00 at 102         AAA       10,828,899

   15,000,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                 Series 1997 (Marshfield Clinic Project), 5.750%, 2/15/27                   2/07 at 102         AAA       16,000,949
------------------------------------------------------------------------------------------------------------------------------------
$1,877,174,000  Total Investments - (cost $1,711,830,329) - 99.2%                                                      1,877,624,142
==============  --------------------------------------------------------------------------------------------------------------------
                 Temporary Investments in Short-Term Municipal Securities - 0.6%

   5,200,000    Roanoke Industrial Development Authority, Hospital Revenue Bonds,
                 Series B (Carilion Health System), Variable Rate Demand Bonds,
                 3.700%, 7/01/19+                                                                           VMIG -1        5,200,000

   4,400,000    Roanoke Industrial Development Authority, Hospital Revenue Bonds,
                 Series 1995A (Carilion Health System), Variable Rate Demand Bonds,
                 3.700%, 7/01/19+                                                                            VMIG-1        4,400,000

   1,300,000    Schuykill County Industrial Development Authority, Schuykill County,
                 Pennsylvania, Resource Recovery Refunding Revenue Binds (Northeastern
                 Power Company Project), Series 1997B, Variable Rate Demand Bonds,
                 3.850%, 12/01/22+ (Alternative Minimum Tax)                                                   A-1+        1,300,000
------------------------------------------------------------------------------------------------------------------------------------
$ 10,900,000    Total Temporary Investments - 0.6%                                                                        10,900,000
============    --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.2%                                                                       4,064,593
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,892,588,735
                ====================================================================================================================


All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance, or are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

(WI) Security purchased on a when-issued basis (note 1).

(DD) Security purchased on a delayed delivery basis (note 1).

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Premier Insured Municipal Income Fund, Inc. (NIF)
                            October 31, 1998
    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 1.6%

$   2,250,000   BMC Special Care Facilities Financing Authority of the City of
                 Montgomery, Revenue Bonds, Series 1992-A (Baptist Medical Center),
                 5.750%, 1/01/22                                                            1/02 at 100         AAA       $2,325,015

    3,000,000   BMC Special Care Facilities Financing Authority of the City of
                 Montgomery, Revenue Bonds, Series 1992-B (Baptist Medical Center),
                 6.700%, 12/01/10                                                          12/02 at 102         AAA        3,350,070

                Water Revenue Bonds, Series 1996 of West Morgan-East Lawrence
                Water Authority:
    1,000,000    5.625%, 8/15/21                                                            8/06 at 102         AAA        1,068,210
      400,000    5.625%, 8/15/25                                                            8/06 at 102         AAA          427,604


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 1.3%

    5,555,000   Sebastian County (Arkansas), Community Junior College District, General
                 Obligation Refunding and Improvement Bonds, Series 1997, 5.600%, 4/01/17   4/07 at 101         Aaa        5,925,907


------------------------------------------------------------------------------------------------------------------------------------
                California - 18.6%

    4,000,000   State of California Veteran's General Obligation Bonds, Series BH,
                 5.400%, 12/01/16 (Alternative Minimum Tax)                                12/08 at 101         AAA        4,117,560

    1,090,000   Housing Authority of the County of Kern, Guaranteed Tax-Exempt Mortgage
                 Obligations, 1994 Series A, Subseries I, 7.150%, 12/30/24
                 (Alternative Minimum Tax)                                                 No Opt. Call         AAA        1,290,211

      595,000   Housing Authority of the County of Kern, Guaranteed Tax-Exempt Mortgage
                 Obligations, 1994 Series A Subseries III, 7.450%, 6/30/25
                 (Alternative Minimum Tax)                                                 No Opt. Call         AAA          695,043

    6,045,000   La Verne - Grand Terrace Housing Finance Agency, Single Family
                 Residential Mortgage Revenue Bonds, 1984 Series A, 10.250%, 7/01/17       No Opt. Call         AAA        9,231,984

    5,840,000   Lancaster Redevelopment Agency, Lancaster Residential Redevelopment
                 Project Area, Tax Allocation Refunding Bonds, Issue of 1992,
                 6.100%, 8/01/19                                                            8/01 at 102         AAA        6,290,614

    5,040,000   Northern California Power Agency, Hydroelectric Project Number One
                 Revenue Bonds, 1992 Refunding Series A, 10.000%, 7/01/04                  No Opt. Call         AAA        6,600,233

    5,000,000   Ontario Redevelopment Financing Authority (San Bernardino County,
                 California), 1995 Revenue Refunding Bonds (Ontario Redevelopment
                 Project No. 1), 7.400%, 8/01/25                                           No Opt. Call         AAA        6,884,700

    1,340,000   Pomona Public Financing Authority, California, 1992 Revenue Bonds,
                 Series A, (Water Treatment Project), 6.100%, 7/01/17                       7/02 at 102         AAA        1,460,895

    8,880,000   City of Pomona, California, Single Family Mortgage Revenue Refunding
                 Bonds (GNMA and FHLMC Mortgage-Backed Securities), Series 1990B,
                 7.500%, 8/01/23                                                           No Opt. Call         AAA       11,773,814

   10,305,000   City of San Bernardino, California, Single Family Mortgage Revenue
                 Refunding Bonds (GNMA Mortgage Backed Securities), Series 1990A,
                 7.500%, 5/01/23                                                           No Opt. Call         AAA       13,265,523

   14,755,000   County of San Bernardino, California, Single Family Mortgage Revenue
                 Bonds (GNMA Mortgage-Backed Securities), 1988 Series A, 8.300%, 9/01/14
                 (Alternative Minimum Tax)                                                 No Opt. Call         AAA       19,750,600

    2,000,000   City of Santa Barbara, California, Certificates of Participation
                 (1992 Water System Improvement Project and Refunding), 6.700%, 4/01/27     4/02 at 102         AAA        2,200,080


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 0.3%

    1,225,000   Summit School District RE-1, Summit County, Colorado, General
                 Obligation Improvement Bonds, Series 1994, 6.700%, 12/01/14
                 (Pre-refunded to 12/01/04)                                                12/04 at 100         AAA        1,410,980


------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 1.2%

    2,000,000   District of Columbia (Washington, D.C.), Hospital Revenue Bonds
                 (National Rehabilitation Hospital, Inc. Issue), Series 1989A, Medlantic
                 Healthcare Group, 7.125%, 11/01/19 (Pre-refunded to 11/01/99)             11/99 at 102         AAA        2,118,220

    3,385,000   District of Columbia (Washington, D.C.), General Obligation Bonds
                 (Series 1998A), 5.000%, 6/01/17                                            6/08 at 101         AAA        3,358,563

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Florida - 3.5%

$   3,750,000   Florida Housing Finance Agency, Housing Revenue Bonds, 1997 Series J-1
                 (Willow Lake Apartment Project), 5.350%, 7/01/27
                 (Alternative Minimum Tax)                                                  1/08 at 102         AAA       $3,828,788

    6,750,000   Polk County Industrial Development Authority, Industrial Development
                 Variable Rate Revenue Bonds, 1985 Series  2 (Winter Haven Hospital
                 Project), 6.250%, 9/01/15                                                  9/02 at 103         AAA        7,439,513

    4,200,000   Financing Corporation for the School Board of Sarasota County, Florida,
                 Lease Revenue Bonds, Series 1990, 7.250%, 7/01/10
                 (Pre-refunded to 7/01/00)                                                  7/00 at 101         AAA        4,501,476


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 3.6%

                Development Authority of Burke County, Georgia, Pollution
                Control Revenue Bonds (Oglethorpe Power Corporation Vogtle
                Project):
    3,555,000    7.800%, 1/01/08 (Pre-refunded to 1/01/03)                                  1/03 at 103         AAA        4,190,172
   10,000,000    8.000%, 1/01/15 (Pre-refunded to 1/01/03)                                  1/03 at 103         AAA       11,863,200


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 9.6%

   10,000,000   City of Chicago (Illinois), General Obligation Adjustable Rate
                 Bonds, Central Public Library Project, Series C of 1988,
                 6.850%, 1/01/17 (Pre-refunded to 7/01/02)                              7/02 at 101 1/2         AAA       11,209,700

    8,200,000   Board of Education of the City of Chicago, General Obligation
                 Lease Certificates, 1992 Series A, 6.250%, 1/01/15                        No Opt. Call         AAA        9,571,614

    2,600,000   The County of Cook, Illinois, General Obligation Bonds, Series 1991,
                 6.250%, 11/01/21 (Pre-refunded to 11/01/01)                               11/01 at 102         AAA        2,841,306

   10,150,000   Onterie Center Housing Finance Corporation (An Illinois Not For
                 Profit Corporation), Mortgage Revenue Refunding Bonds, Series 1992A
                 (FHA Insured Mortgage Loan-Onterie Center Project), 7.050%, 7/01/27        7/02 at 102         AAA       10,891,255

    3,225,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry
                 and Will Counties, Illinois, General Obligation Bonds, Series 1992A,
                 9.000%, 6/01/09                                                           No Opt. Call         AAA        4,481,202

    4,000,000   Public Building Commission of St. Clair County, Illinois,
                 St. Clair County, Illinois, Public Building Revenue Bonds, Series 1992,
                 6.350%, 12/01/09 (Alternative Minimum Tax)                                12/02 at 102         AAA        4,371,640


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 4.8%

    2,000,000   Fremont Middle School Building Corporation, First Mortgage Bonds,
                 Series 1992, Fremont, Indiana, 6.750%, 3/15/13
                 (Pre-refunded to 3/15/02)                                                  3/02 at 101         AAA        2,210,580

    2,500,000   Indiana Bond Bank, Special Program Bonds, Series 1985A, 9.000%, 8/01/09
                 (Pre-refunded to 2/01/99)                                              2/99 at 101 1/2         AAA        2,648,775

    5,375,000   Indiana Health Facility Financing Authority, Hospital Revenue Refunding
                 and Improvement Bonds, Series 1992 (Community Hospitals Projects),
                 6.400%, 5/01/12                                                            5/02 at 102         AAA        5,847,194

    7,000,000   Southwest Allen Multi School Building Corporation, First Mortgage
                 Refunding Bonds, Series 1992B, Ft. Wayne, Indiana, 6.375%, 1/15/09         1/02 at 101         AAA        7,574,210

    3,000,000   Wheeler-Union Township School Building Corporation (Porter County,
                 Indiana), First Mortgage Bonds, Series 1997A, 5.625%, 1/15/15              7/07 at 102         AAA        3,213,930


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.6%

    6,500,000   County of Daviess, Kentucky, Insured Hospital Revenue Bonds, 1992
                 (ODCH, Inc. Project), Series A, 6.250%, 8/01/22                            8/02 at 102         AAA        7,108,140


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 2.2%

                Louisiana Public Facilities Authority, Hospital Revenue Bonds
                (Our Lady of Lourdes Regional Medical Center Project), Series
                1992:
    5,000,000    6.375%, 2/01/12 (Pre-refunded to 2/01/03)                                  2/03 at 102         AAA        5,585,000
    4,000,000    6.450%, 2/01/22 (Pre-refunded to 2/01/03)                                  2/03 at 102         AAA        4,483,040


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 4.7%

    3,000,000   Framingham Housing Authority, GNMA Collateralized Mortgage Revenue Bonds
                 (Beaver Terrace Apartments), 6.650%, 2/20/32                               8/01 at 102         AAA        3,206,940

    8,335,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,
                 New England Medical Center Hospitals Issue, Series F, 6.625%, 7/01/25      7/02 at 102         AAA        9,192,755

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts (continued)

$   8,270,000   Massachusetts Housing Finance Authority, Single Family Housing
                 Revenue Bonds, Series 59, 5.500%, 12/01/30 (Alternative Minimum Tax)       6/08 at 101         AAA       $8,584,177


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 0.5%

    2,000,000   Paw Paw Public Schools, County of Van Buren, State of Michigan,
                 1995 School Building and Site Bonds, 5.625%, 5/01/25
                 (Pre-refunded to 5/01/05)                                                  5/05 at 100         AAA        2,188,660


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 0.4%

    1,770,000   Minnesota Housing Finance Agency, Rental Housing Bonds, 1995 Series D
                 (Non-AMT), 5.950%, 2/01/18                                                 2/05 at 102         AAA        1,872,589


------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.6%

    2,360,000   Mississippi Home Corporation, Single Family Senior Revenue Refunding
                 Bonds, Series 1990A, 9.250%, 3/01/12                                       9/00 at 103         AAA        2,524,610


------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 3.9%

    7,495,000   The Industrial Development Authority of Jefferson County, Missouri,
                 Housing Revenue Bonds (Richardson Road Apartments Project),
                 Series 1985, 11.000%, 12/15/15 (Pre-refunded to 8/15/07)                   8/07 at 100         AAA       11,176,694

    4,000,000   Health and Educational Facilities Authority of the State of Missouri,
                 Educational Facilities Revenue Bonds (Saint Louis University),
                 Series 1996, 5.200%, 10/01/26                                             10/06 at 102         AAA        4,041,520

    2,250,000   The Industrial Development Authority of The City of University City,
                 Missouri, Multifamily Housing Revenue Refunding Bonds (GNMA
                 Collateralized-Canterbury Gardens Project), Series 1995A,
                 6.000%, 12/20/30                                                          12/05 at 102         AAA        2,357,775


------------------------------------------------------------------------------------------------------------------------------------
                Montana - 3.2%

   13,000,000   City of Forsyth, Rosebud County, Montana, Pollution Control
                 Revenue Refunding Bonds (Puget Sound Power and Light Company
                 Colstrip Project), Series 1992, 6.800%, 3/01/22                            3/02 at 102         AAA       14,295,190


------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 0.6%

    2,500,000   Nebraska Investment Finance Authority, Multifamily Housing Revenue
                 Bonds (Cambury Hills Apartments Project), Series 1997,
                 5.875%, 10/01/29 (Alternative Minimum Tax)                                10/07 at 101         AAA        2,601,050


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 3.7%

   10,250,000   Humboldt County, Nevada, Variable Rate Demand Pollution Control
                 Refunding Revenue Bonds (Sierra Pacific Power Company Project),
                 Series 1987, 6.550%, 10/01/13                                              5/02 at 102         AAA       11,281,765

    5,050,000   Washoe County, Nevada, Variable Rate Demand Gas and Water Facilities
                 Refunding Revenue Bonds (Sierra Pacific Power Company Project),
                 Series 1987, 6.300%, 12/01/14                                              7/02 at 102         AAA        5,503,339


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.7%

    3,000,000   New Hampshire Higher Educational and Health Facilities Authority,
                 Hospital Revenue Bonds, Concord Hospital Issue, Series 1996,
                 6.000%, 10/01/26                                                          10/06 at 102         AAA        3,355,080


------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 1.4%

    6,000,000   The Union County Utilities Authority (New Jersey), Solid Waste Bonds,
                 County Deficiency Agreement, Series 1998A, 5.350%, 6/01/23
                 (Alternative Minimum Tax)                                                  6/08 at 101         AAA        6,100,800


------------------------------------------------------------------------------------------------------------------------------------
                New York - 5.5%

    7,645,000   Metropolitan Transportation Authority, Transit Facilities Revenue
                 Bonds, Series J, 9.100%, 7/01/05                                          No Opt. Call         AAA        9,856,163

    1,425,000   The City of New York, General Obligation Bonds, Fiscal 1990 Series H,
                 7.875%, 8/01/00                                                           No Opt. Call         AAA        1,531,818

                The City of New York, General Obligation Bonds, 1992 Series C:
    6,910,000    6.625%, 8/01/14 (Pre-refunded to 8/01/02)                              8/02 at 101 1/2         AAA        7,707,898
       90,000    6.625%, 8/01/14                                                        8/02 at 101 1/2         AAA           99,863

                The City of New York, General Obligation Bonds, Fiscal 1992
                Series C, Subseries C-1:
    4,950,000    6.625%, 8/01/15 (Pre-refunded to 8/01/02)                              8/02 at 101 1/2         AAA        5,521,577
       50,000    6.625%, 8/01/15                                                        8/02 at 101 1/2         AAA           55,202

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 0.6%

$   2,690,000   County of Cuyahoga, Ohio, Hospital lmprovement and Refunding
                 Revenue Bonds, Series 1997 (The MetroHealth System Project),
                 5.500%, 2/15/27                                                            2/07 at 102         AAA       $2,822,348


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma -  2.8%

    7,975,000   Oklahoma Housing Finance Agency, GNMA Collateralized Single Family
                 Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18
                 (Alternative Minimum Tax)                                                 No Opt. Call         AAA        9,390,961

    3,000,000   Tulsa Industrial Authority, Multifamily Housing Revenue Refunding Bonds
                 (GNMA Collateralized - Country Club of Woodland Hills Development),
                 Series 1995, 6.250%, 11/01/27                                             11/05 at 103         Aaa        3,223,890


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 6.4%

    8,000,000   Allegheny County Hospital Development Authority, Health Center
                 Revenue Refunding Bonds, Series 1998B (UPMC Health System),
                 5.000%, 11/01/18                                                          10/08 at 101         Aaa        7,915,200

   19,140,000   Montgomery County Industrial Development Authority, Pollution Control
                 Revenue Refunding Bonds, 1992 Series A (Philadelphia Electric Company
                 Project), 6.625%, 6/01/22                                                  6/02 at 102         AAA       21,076,777


------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 3.6%

    1,900,000   The Convention Center Authority (Rhode Island), Revenue Bonds,
                 1991 Series A, 6.700%, 5/15/20 (Pre-refunded to 5/15/01)                   5/01 at 102         AAA        2,076,263

   12,750,000   Rhode Island Depositor's Economic Corporation, Special Obligation
                 Bonds, 1992 Series A, 6.625%, 8/01/19 (Pre-refunded to 8/01/02)            8/02 at 102         AAA       14,277,833


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 2.3%

    9,450,000   South Carolina Public Service Authority, Santee Cooper, Revenue
                 Bonds, 1991 Series D, 6.500%, 7/01/24 (Pre-refunded to 7/01/02)            7/02 at 102         AAA       10,533,726


------------------------------------------------------------------------------------------------------------------------------------
                South Dakota - 0.5%

    2,100,000   South Dakota Health and Educational Facilities Authority, Vocational
                 Education Program Revenue Bonds, Series 1993B, 5.700%, 8/01/23             8/03 at 102         AAA        2,244,039


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 4.4%

    5,000,000   Brazos River Authority (Texas), Collateralized Pollution Control
                 Revenue Bonds (Texas Utilities Electric Company Project),
                 Series 1993A, 6.050%, 4/01/25 (Alternative Minimum Tax)                    4/03 at 102         AAA        5,392,550

    1,645,000   Corpus Christi (Texas), Housing Finance Corporation, Single Family
                 Mortgage Senior Revenue Refunding Bonds, Series 1991A,
                 7.700%, 7/01/11                                                            7/01 at 103         AAA        1,807,822

    1,510,000   City of El Paso (Texas), Property Finance Authority, Inc., Single
                 Family Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), Series 1992A, 8.700%, 12/01/18 (Alternative Minimum Tax)         6/02 at 103         Aaa        1,628,022

    5,210,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds,
                 Series 1992A, 6.500%, 8/15/17 (Pre-refunded to 8/15/02)                    8/02 at 102         AAA        5,816,496

    1,600,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds,
                 Series 1992B, 6.625%, 8/15/17                                              1/99 at 101         AAA        1,620,512

    3,145,000   Rio Grande Valley Health Facilities Development Corporation (Texas),
                 Hospital Revenue Bonds (Valley Baptist Medical Center Project),
                 Series 1992A, 6.375%, 8/01/22                                              8/02 at 102         AAA        3,452,801


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.3%

    1,490,000   State Board of Regents of the State of Utah, Weber State University,
                 Student Facilities System Revenue Bonds, Series 1992,
                 6.250%, 4/01/10 (Pre-refunded to 4/01/02)                                  4/02 at 100         AAA        1,612,180


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 2.3%

    1,085,000   North Franklin School District No. J51-162, Franklin and Adams
                 Counties, Washington, Unlimited Tax General Obligation Bonds,
                 Series 1992, 6.700%, 12/01/10 (Pre-refunded to 12/01/02)                  12/02 at 100         AAA        1,208,950

                Puyallup School District No. 3, Pierce County, Washington, Unlimited
                Tax General Obligation and Refunding Bonds, 1992 Series A:
    2,000,000    6.650%, 12/01/07 (Pre-refunded to 12/01/02)                               12/02 at 100         AAA        2,223,120
    4,750,000    6.700%, 12/01/09 (Pre-refunded to 12/01/02)                               12/02 at 100         AAA        5,288,840

    1,325,000   City of Richland, Washington, Electric Revenue Bonds, 1992,
                 6.700%, 11/01/11 (Pre-refunded to 11/01/02)                               11/02 at 100         AAA        1,472,565

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 1.5%

$   6,000,000   Mason County, West Virginia, Pollution Control Revenue Bonds
                 (Appalachian Power Company Project), Series I, 6.850%, 6/01/22             6/02 at 102         AAA       $6,641,100
------------------------------------------------------------------------------------------------------------------------------------
$ 387,625,000   Total Investments - (cost $399,242,939) - 98.2%                                                          442,188,021
=============
                Temporary Investments in Short-Term Municipal Securities - 0.4%

$  1,900,000    Geisinger Authority Health System, Series 1998B, Variable Rate
============     Demand Bonds, 3.300%, 8/15/28+                                                              VMIG-1        1,900,000
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.4%                                                                       6,378,006
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $450,466,027
                ====================================================================================================================

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance, or are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Insured Premium Income Municipal Fund 2 (NPX)
                            October 31, 1998
    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 2.1%

$  10,000,000   The Health Care Authority of the City of Huntsville, Health Care
                 Facilities Revenue Bonds, Series 1994-A, 4.650%, 6/01/24                   6/04 at 110         AAA      $10,267,800

    2,500,000   City of Mobile, Alabama, General Obligation Refunding Warrants,
                 Series 1996, 5.750%, 2/15/16                                               2/06 at 102         AAA        2,706,425

    1,600,000   City of Northport (Alabama), General Obligation Warrants,
                 Series 1996-B, 5.700%, 3/01/21                                             3/06 at 102         AAA        1,719,312

    2,000,000   City of Scottsboro (Alabama), General Obligation School Warrants,
                 Series 1996-B, 5.750%, 7/01/14                                             7/06 at 102         AAA        2,189,620


------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 0.9%

    3,940,000   Alaska Housing Finance Corporation, Mortgage Revenue Bonds,
                 1996 Series A, 6.050%, 12/01/17                                            6/06 at 102         AAA        4,217,731

    3,000,000   Municipality of Anchorage, Alaska, 1989 General Obligation Refunding
                 Water Bonds, 6.250%, 6/01/23                                               6/99 at 100         AAA        3,050,730


------------------------------------------------------------------------------------------------------------------------------------
                California - 6.5%

    6,450,000   California Housing Finance Agency, Multi-Unit Rental Housing Revenue
                 Bonds, 1992 Series A, 6.625%, 2/01/24 (Alternative Minimum Tax)            2/03 at 102         Aa2        6,823,520

    6,500,000   California Housing Finance Agency, Multifamily Housing Revenue
                 Bonds III, 1997 Series A, 5.950%, 8/01/28 (Alternative Minimum Tax)        2/07 at 102         AAA        6,867,185

    2,500,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,
                 1996 Series D, 6.150%, 8/01/28 (Alternative Minimum Tax)                   8/07 at 102         AAA        2,691,375

   10,355,000   State of California Various Purpose General Obligation Bonds,
                 11.000%, 8/01/03                                                          No Opt. Call         AAA       13,602,121

    3,000,000   M-S-R Public Power Agency, California, San Juan Project Revenue Bonds,
                 Series F, 6.000%, 7/01/20                                                  7/03 at 102         AAA        3,296,850

    3,500,000   Northern California Power Agency, Hydroelectric Project Number One
                 Revenue Bonds, 1993 Refunding Series A, 5.500%, 7/01/16                    7/03 at 102         AAA        3,663,590

    6,850,000   County of Orange, California, 1996 Recovery Certificates of
                 Participation, Series A, 6.000%, 7/01/26                                   7/06 at 102         AAA        7,690,358

                San Leandro Housing Finance Corporation, Mortgage Revenue
                Refunding Bonds, Series 1993A (FHA-Insured Mortgage Loan-Ashland
                Village Apartments Section 8 Assisted Project):
    1,735,000    6.550%, 1/01/12                                                            1/02 at 102         AAA        1,835,630
    5,100,000    6.650%, 1/01/25                                                            1/02 at 102         AAA        5,395,137


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 1.3%

    9,425,000   Town of Castle Rock, Colorado, Multifamily Housing Revenue Bonds
                 (The Pines at Castle Rock Project (Phase II), 1996 Series A,
                 6.200%, 12/01/28 (Alternative Minimum Tax)                                12/06 at 101         AAA       10,057,889


------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 3.7%

    5,000,000   District of Columbia (Washington, D.C.), General Obligation Refunding
                 Bonds, Series 1993B, 5.500%, 6/01/12                                      No Opt. Call         AAA        5,432,200

    5,000,000   District of Columbia, Hospital Improvement and Refunding Revenue
                 Bonds (Children's Hospital Issue), Series 1992A, 6.250%, 7/15/19           7/02 at 102         AAA        5,445,650

      245,000   District of Columbia (Washington D.C.), General Obligation Refunding
                 Bonds, 1994 Series A-1, 6.500%, 6/01/09                                   No Opt. Call         AAA          291,707

    4,755,000   District of Columbia (Washington, D.C.), General Obligation Refunding
                 Bonds, Series 1994A, 6.500%, 6/01/09                                      No Opt. Call         AAA        5,559,641

    3,775,000   District of Columbia Housing Finance Agency, Collateralized Single
                 Family Mortgage Revenue Bonds, Series 1990C-4, 6.350%, 12/01/24
                 (Alternative Minimum Tax)                                                  6/03 at 102         AAA        3,982,021

    4,030,000   District of Columbia Housing Finance Agency, Mortgage Revenue
                 Refunding Bonds, Series 1993A (FHA-Insured Mortgage Loan-Southview
                 Apartments II Section 8 Assisted Project), 6.000%, 1/01/25                 7/03 at 102         AAA        4,186,404

    4,885,000   Washington Convention Center Authority (Washington, D.C.), Senior
                 Lien Dedicated Tax Revenue Bonds, Series 1998, 5.000%, 10/01/18           10/08 at 101         AAA        4,827,162

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Florida - 2.0%

$  16,425,000   Miami - Dade County, Florida, Subordinate Special Obligation Bonds,
                 Series 1997B, 5.000%, 10/01/37                                             4/08 at 102         AAA      $16,298,856


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 0.5%

      645,000   Housing Authority of Fulton County, Georgia, Single Family Mortgage
                 Revenue Refunding Bonds (GNMA Mortgage-Backed Securities Program),
                 Series 1996A, 6.200%, 9/01/27 (Alternative Minimum Tax)                    9/06 at 102         AAA          686,454

    3,000,000   Municipal Electric Authority of Georgia, Power Revenue Bonds, Series EE,
                 6.000%, 1/01/22                                                            1/04 at 102         AAA        3,299,010


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 24.6%

    2,500,000   City of Aurora, Kane, DuPage, Kendall and Will Counties, Illinois,
                 General Obligation Corporate Purpose Bonds, Series 1996,
                 5.800%, 1/01/14 (Pre-refunded to 1/01/05)                                  1/05 at 100         AAA        2,748,725

    1,500,000   City of Chicago, General Obligation Bonds, Series 1995, 6.125%, 1/01/16     7/05 at 102         AAA        1,672,800

                City of Chicago, Chicago Midway Airport Revenue Bonds, 1994 Series A:
    1,100,000    6.100%, 1/01/08 (Alternative Minimum Tax)                                  1/04 at 102         AAA        1,203,378
    2,750,000    6.250%, 1/01/14 (Alternative Minimum Tax)                                  1/04 at 102         AAA        3,025,990

    9,000,000   City of Chicago, Chicago-O'Hare International Airport, International
                 Terminal Special Revenue Bonds, Series 1992, 6.750%, 1/01/18
                 (Alternative Minimum Tax)                                                  1/02 at 102         AAA        9,835,740

    8,235,000   City of Chicago (Illinois), Chicago-O'Hare International Airport,
                 General Airport Second Lien Revenue Refunding Bonds,
                 1994 Series A, 6.375%, 1/01/15                                             1/05 at 102         AAA        9,218,835

    1,735,000   City of Chicago Sales Tax Revenue Bonds, Series 1997, 6.000%, 1/01/08      No Opt. Call         AAA        1,959,943

                City of Chicago Tax Increment Allocation Bonds (Central Loop
                Redevelopment Project), Series 1997A:
    6,000,000    5.250%, 6/01/06                                                           No Opt. Call         AAA        6,451,800
   12,250,000    5.250%, 6/01/07                                                           No Opt. Call         AAA       13,182,470

                The County of Cook, Illinois, General Obligation Bonds,
                Series 1992A, 6.500%:
   14,815,000    6.500%, 11/15/12 (Pre-refunded to 11/15/02)                               11/02 at 102         AAA       16,624,949
   30,000,000    6.600%, 11/15/22 (Pre-refunded to 11/15/02)                               11/02 at 102         AAA       33,776,700

    3,000,000   Community College District No. 508, Cook County, Illinois,
                 Certificates of Participation, 8.750%, 1/01/06                            No Opt. Call         AAA        3,847,500

    2,000,000   Illinois Development Finance Authority, Mortgage Revenue Refunding
                 Bonds, Series 1997A (FHA-Insured Mortgage Loans Section 8 Assisted
                 Projects), 5.750%, 7/01/18                                                 7/07 at 102         Aaa        2,104,120

                Illinois Development Finance Authority, School District Program
                Revenue Bonds, Series 1995 (Indian Prairie Community Unit School
                District Number 204 Project):
    3,635,000    7.750%, 12/30/03                                                          No Opt. Call         AAA        4,298,424
    4,340,000    7.750%, 12/30/04                                                          No Opt. Call         AAA        5,241,592

    1,950,000   Illinois Health Facilities Authority, Health Facilities Refunding
                 Revenue Bonds (SSM Health Care), Series 1992AA, 6.550%, 6/01/14           No Opt. Call         AAA        2,334,540

                Illinois Health Facilities Authority (Lutheran General HealthSystem),
                Revenue Bonds, Series 1993A:
    4,355,000    6.125%, 4/01/12                                                           No Opt. Call         AAA        4,847,855
    5,000,000    6.250%, 4/01/18                                                           No Opt. Call         AAA        5,593,250

    5,000,000   Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue
                 Bonds, Series 1996 (Sinai Health System), 6.000%, 2/15/24                  2/06 at 102         AAA        5,525,500

    3,765,000   Illinois Housing Development Authority, Housing Development Bonds,
                 1993 Series A, 6.000%, 7/01/18                                             1/04 at 102          A+        3,922,452

    1,770,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1991
                 (Elmhurst Memorial Hospital), 6.625%, 1/01/22                              1/02 at 102         AAA        1,930,628

    4,000,000   The Illinois State Toll Highway Authority, Toll Highway Priority
                 Revenue Bonds, 1992 Series A, 6.200%, 1/01/16                              1/03 at 102         AAA        4,372,480

   13,825,000   School District Number 46, Kane, Cook and DuPage Counties, Illinois
                 (Elgin School District Number U-46), School Bonds, Series 1997,
                 7.800%, 1/01/12                                                           No Opt. Call         Aaa       18,252,871

    2,600,000   Community Unit School District Number 115, Kendall and Kane Counties,
                 Illinois (Yorkville), School Bonds, Series 1996, 7.000%, 1/01/07          No Opt. Call         AAA        3,082,040

    4,035,000   Community Consolidated School District Number 41 (Lake Villa),
                 Lake County, Illinois, General Obligation School Bonds, Series 1997,
                 8.750%, 11/01/14                                                          No Opt. Call         AAA        5,808,584

    4,035,000   Community High School District No. 157, McHenry and Lake Counties,
                 Illinois, (Richmond-Burton), General Obligation School Bonds,
                 Series 1998, 9.000%, 12/01/17                                             No Opt. Call         AAA        6,001,699

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

$   6,000,000   Metropolitan Pier and Exposition Authority (Illinois), Dedicated
                 State Tax Revenue Bonds (McCormick Place Expansion), Series A 1993,
                 6.500%, 6/15/07 (Pre-refunded to 6/15/03)                                  6/03 at 102         AAA       $6,783,060

                Metropolitan Pier and Exposition Authority (Illinois), McCormick
                Place Expansion Project Bonds, Series 1992A:
    6,335,000    6.500%, 6/15/22 (Pre-refunded to 6/15/03)                                  6/03 at 102         AAA        7,161,781
      165,000    6.500%, 6/15/22                                                            6/03 at 102         AAA          183,625

    3,680,000   City of Peoria, City of Moline and City of Freeport, Illinois,
                 Collateralized Single Family Mortgage Revenue Bonds, Series 1995A,
                 7.600%, 4/01/27 (Alternative Minimum Tax)                                 10/05 at 105         AAA        4,209,589


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 2.6%

    1,000,000   Fort Wayne South Side School Building Corp., First Mortgage Bonds,
                 Series 1994, Allen County, Indiana, 6.125%, 1/15/12
                 (Pre-refunded to 1/15/04)                                                  1/04 at 102         AAA        1,119,990

                Indiana Health Facility Financing Authority, Hospital Revenue Bonds,
                Series 1997A (Sisters of St. Francis Health Services, Inc. Project):
    2,170,000    5.500%, 11/01/06                                                          No Opt. Call         AAA        2,368,533
    2,005,000    5.500%, 11/01/07                                                          No Opt. Call         AAA        2,191,645

    2,220,000   Indiana Municipal Power Agency, Power Supply System Revenue Bonds,
                 1993 Series A, 6.125%, 1/01/19                                             1/03 at 102         AAA        2,420,422

    2,000,000   Indiana Transportation Finance Authority, Highway Revenue Refunding
                 Bonds, Series 1996B, 6.000%, 12/01/06                                     No Opt. Call         AAA        2,265,820

    9,770,000   Northwest Allen Building Corporation, First Mortgage Bonds, Series 1995
                 Allen County, Indiana, 5.500%, 6/01/15                                     6/05 at 102         AAA       10,305,982


------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.6%
    1,970,000   City of Olathe, Kansas and Labette County, Kansas, Collateralized
                 Single Family Mortgage Refunding Revenue Bonds, Series A-I,
                 8.100%, 8/01/23 (Alternative Minimum Tax)                                  2/05 at 105         Aaa        2,221,884

    2,330,000   Sedgwick County, Kansas and Shawnee County, Kansas, Collateralized
                 Single Family Mortgage Refunding Revenue Bonds, Series A-II,
                 8.050%, 5/01/24 (Alternative Minimum Tax)                                 11/04 at 105         Aaa        2,622,811


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.9%
   15,000,000   County of Jefferson, Kentucky, Health System Revenue Bonds, Series 1998
                 (Alliant Health System, Inc.), 5.125%, 10/01/18(DD)                       10/08 at 101         AAA       15,052,500


------------------------------------------------------------------------------------------------------------------------------------
                Maine - 0.7%
    3,250,000   Finance Authority of Maine, Electric Rate Stabilization Revenue
                 Refunding Bonds, Series 1998A (Penobscot Energy Recovery Company, LP),
                 5.000%, 7/01/18                                                            7/08 at 102         AAA        3,235,668

    1,745,000   Maine Turnpike Authority, Turnpike Revenue Bonds, Series 1994,
                 7.500%, 7/01/09                                                           No Opt. Call         AAA        2,214,370


------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 0.5%

    3,575,000   Maryland Transportation Authority, Special Obligation Revenue Bonds,
                 Baltimore/Washington International Airport Projects, Series 1994-A
                 (Qualified Airport Bonds), 6.400%, 7/01/19 (Alternative Minimum Tax)       7/04 at 102         AAA        3,811,057


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 2.5%

    5,000,000   Massachusetts Housing Finance Agency, Housing Project Revenue,
                 6.150%, 10/01/15                                                           4/03 at 102         AAA        5,299,500

    8,300,000   Massachusetts Housing Finance Agency, Single Family Housing
                 Revenue Bonds, Series 48, 6.350%, 6/01/26 (Alternative Minimum Tax)        6/06 at 102         AAA        8,902,829

    5,000,000   Massachusetts Housing Finance Authority, Single Family Housing Revenue
                 Bonds, Series 53, 6.150%, 12/01/29 (Alternative Minimum Tax)               6/07 at 102         AAA        5,344,850


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 3.3%
    4,425,000   Central Michigan University Board of Trustees, General Revenue
                 Bonds, Series 1998, 5.000%, 10/01/27                                      10/08 at 100         AAA        4,368,139

   10,000,000   Michigan State Housing Development Authority, Rental Housing Revenue
                 Bonds, 1997 Series A, 6.000%, 4/01/16 (Alternative Minimum Tax)            4/07 at 102         AAA       10,695,000

   10,000,000   County of Monroe, Michigan, Pollution Control Revenue Bonds (The Detroit
                 Edison Company Project), Series CC-1992, 6.550%, 9/01/24
                 (Alternative Minimum Tax)                                                  9/03 at 103         AAA       11,123,500

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 0.8%

$   4,425,000   Minnesota Housing Finance Agency, Rental Housing Bonds, 1995 Series D
                 (Non-AMT), 5.950%, 2/01/18                                                 2/05 at 102         AAA       $4,681,473

    1,850,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,
                 1996 Series H, 6.000%, 1/01/21                                             1/06 at 102          AA        1,941,557


------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 3.0%
    1,000,000   The Industrial Development Authority of the City of Hazelwood, Missouri,
                 Multifamily Housing Revenue Refunding Bonds (GNMA Collateralized - The
                 Lakes Apartments Project), Series 1996, 6.000%, 9/20/16                    9/06 at 102         AAA        1,066,760

    8,000,000   City of Kansas City, Missouri, General Improvement Airport Refunding
                 Revenue Bonds, Series 1995, 6.750%, 9/01/09                                9/05 at 101         AAA        9,307,600

    4,500,000   Land Clearance For Redevelopment Authority of Kansas City, Missouri,
                 Lease Revenue Bonds (Municipal Auditorium and Muehlebach Hotel
                 Redevelopment Project), Series 1995A, 5.900%, 12/01/18                    12/05 at 102         AAA        4,914,495

    1,000,000   Kansas City Municipal Assistance Corporation, Leasehold Revenue
                 Capital Improvement Bonds (Kansas City, Missouri, Lessee),
                 Series 1996B, 5.750%, 1/15/14                                              1/06 at 101         AAA        1,085,660

    1,030,000   Missouri Housing Development Commission, Multifamily Housing
                 Revenue Bonds (Brookstone Village Apartments Project),
                 1996 Series A, 6.000%, 12/01/16 (Alternative Minimum Tax)                 12/06 at 102         AAA        1,091,501

    3,415,000   Health and Educational Facilities Authority of the State of Missouri,
                 Health Facilities Revenue Bonds (Health Midwest), Series 1992B,
                 6.250%, 2/15/22                                                            2/02 at 102         AAA        3,705,617

    2,700,000   The Industrial Development Authority of the County of St. Louis,
                 Missouri, Multifamily Housing Revenue Refunding Bonds (GNMA
                 Collateralized - South Summit Apartments Project), Series 1997A,
                 6.050%, 4/20/27                                                            4/07 at 102         AAA        2,892,483


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 3.4%

    2,905,000   Clark County, Nevada, General Obligation - Limited Tax (Additionally
                 Secured with Pledged Revenues), Airport Bonds, Series June 1, 1991,
                 10.000%, 6/01/01                                                          No Opt. Call         AAA        3,354,955

    5,000,000   Clark County, Nevada, Industrial Development Revenue Bonds (Nevada Power
                 Company Project), Series 1992A, 6.700%, 6/01/22
                 (Alternative Minimum Tax)                                                  6/02 at 102         AAA        5,483,100

                Clark County School District, Nevada, General Obligation
                (Limited Tax), School Improvement Bonds, Series May 1, 1995A:
    7,295,000    7.250%, 6/15/03                                                           No Opt. Call         AAA        8,324,252
    8,320,000    7.250%, 6/15/04                                                           No Opt. Call         AAA        9,673,997


------------------------------------------------------------------------------------------------------------------------------------
                New York - 13.1%

                Long Island Power Authority, Electric System General Revenue Bonds,
                Series 1998A:
   25,000,000    5.000%, 12/01/18                                                           6/08 at 101         AAA       25,097,250
   20,000,000    5.250%, 12/01/26                                                           6/08 at 101         AAA       20,496,800

    4,090,000   Metropolitan Transportation Authority, Commuter Facilities Revenue
                 Bonds, Series 1994A, 8.000%, 7/01/07                                      No Opt. Call         AAA        5,200,721

    5,000,000   Metropolitan Transportation Authority, Transit Facilities Revenue Bonds,
                 Series K, 6.300%, 7/01/06                                                 No Opt. Call         AAA        5,726,150

    4,985,000   Metropolitan Transportation Authority, Transit Facilities Revenue Bonds,
                 Series O, 8.000%, 7/01/07                                                 No Opt. Call         AAA        6,338,776

    4,000,000   The City of New York, General Obligation Bonds, Fiscal 1995 Series E,
                 8.000%, 8/01/05                                                           No Opt. Call         AAA        4,918,320

    5,000,000   The City of New York General Obligation Bonds, Fiscal 1997 Series E,
                 6.000%, 8/01/08                                                        8/06 at 101 1/2         AAA        5,617,700

                The City of New York General Obligation Bonds, Fiscal 1993 Series A, 5.750%:
      320,000    5.750%, 8/01/10 (Pre-refunded to 8/01/02)                              8/02 at 101 1/2         AAA          347,222
    2,180,000    5.750%, 8/01/10                                                        8/02 at 101 1/2         AAA        2,348,318

    5,230,000   Dormitory Authority of the State of New York, Maimonides Medical Center,
                 FHA-Insured Mortgage Hospital Revenue Bonds, Series 1996A,
                 5.750%, 8/01/14                                                            2/06 at 102         AAA        5,700,962

    4,000,000   Dormitory Authority of the State of New York, St. John's University,
                 Insured Revenue Bonds, Series 1998, 5.250%, 7/01/25                        7/08 at 101         AAA        4,099,760

                New York State Medical Care Facilities Finance Agency, New York
                Hospital FHA-Insured Mortgage Revenue Bonds, 1994 Series A:
    3,000,000    6.750%, 8/15/14 (Pre-refunded to 2/15/05)                                  2/05 at 102         AAA        3,506,010
    2,500,000    6.800%, 8/15/24 (Pre-refunded to 2/15/05)                                  2/05 at 102         AAA        2,928,275

    6,150,000  New York State Medical Care Facilities Finance Agency, Mental Health Services
                Facilities Improvement Revenue Bonds, 1995 Series C, 6.000%, 8/15/15        2/05 at 102         AAA        6,744,890

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                New York (continued)

$   3,000,000   New York State Thruway Authority, Highway and Bridge Trust Fund Bonds,
                 Series 1995B, 6.000%, 4/01/05                                             No Opt. Call         AAA       $3,332,130

    1,070,000   City of Niagara Falls, Niagara County, New York, Public Improvement Serial
                 Bonds, Series 1994, 7.500%, 3/01/09                                       No Opt. Call         AAA        1,361,971


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 2.8%

                City of Cleveland, Ohio, Waterworks Improvement First Mortgage
                Revenue Bonds, Series F, 1992:
    1,915,000    6.250%, 1/01/15 (Pre-refunded to 1/01/02)                                  1/02 at 102         AAA        2,097,078
       85,000    6.250%, 1/01/15                                                            1/02 at 102         AAA           91,909

    5,000,000   Fairfield City School District, County of Butler, Ohio, School
                 Improvement Bonds, Series 1995, 6.000%, 12/01/20                          12/05 at 100         AAA        5,471,150

    2,250,000   Hamilton County, Ohio, Sewer System Improvement and Refunding Revenue
                 Bonds, 1993 Series A (The Metropolitan Sewer District of Greater
                 Cincinnati), 5.450%, 12/01/09                                             No Opt. Call         AAA        2,489,783

    5,805,000   Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds
                 (GNMA Mortgage-Backed Securities Program), 1989 Series A,
                 7.650%, 3/01/29 (Alternative Minimum Tax)                                  9/99 at 102         AAA        5,972,126

    5,500,000   Ohio Air Quality Development Authority, State of Ohio, Collateralized
                 Pollution Control Revenue Refunding Bonds, Series 1992 (The Cleveland
                 Electric Illuminating Company Project), 8.000%, 12/01/13                   6/02 at 103         AAA        6,355,965


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 2.5%

    8,425,000   McGee Creek Authority (Oklahoma), Water Revenue Bonds, Series 1992,
                 6.000%, 1/01/23                                                           No Opt. Call         AAA        9,722,113

    6,000,000   Norman Regional Hospital Authority (Norman, Oklahoma), Hospital Revenue
                 Bonds, Series 1991, 6.900%, 9/01/21 (Pre-refunded to 9/01/01)              9/01 at 102         AAA        6,636,000

    3,500,000   Oklahoma Turnpike System, Second Senior Revenue Bonds, Series 1998B,
                 5.250%, 1/01/28                                                            1/09 at 100         AAA        3,564,645


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 4.1%

    3,755,000   Allegheny County Residential Finance Authority, Single Family Mortgage
                 Revenue Bonds, 1996 Series AA, 6.450%, 5/01/28
                 (Alternative Minimum Tax)                                                 11/06 at 102         Aaa        4,032,607

    6,000,000   Cambria County Industrial Development Authority (Pennsylvania), Pollution
                 Control Revenue Refunding Bonds, 1995 Series A (Pennsylvania Electric
                 Company Project), 5.800%, 11/01/20                                        11/05 at 102         AAA        6,494,220

    4,750,000   Lehigh County Industrial Development Authority, Pollution Control Revenue
                 Refunding Bonds, 1992 Series A (Pennsylvania Power and Light Company
                 Project), 6.400%, 11/01/21                                                11/02 at 102         AAA        5,251,695

    1,000,000   Luzerne County Industrial Development Authority, Exempt Facilities
                 Revenue Refunding Bonds, 1994 Series A (Pennsylvania Gas and Water
                 Company Project), 7.000%, 12/01/17 (Alternative Minimum Tax)              12/04 at 102         AAA        1,150,770

    2,680,000   The School District of Philadelphia, Pennsylvania, General Obligation
                 Refunding Bonds, Series A of 1995, 6.250%, 9/01/08                        No Opt. Call         AAA        3,096,552

                University of Pittsburgh - of the Commonwealth System of Higher
                Education, University Capital Project Bonds (Pennsylvania), 1992 Series A:
    1,395,000    6.125%, 6/01/21 (Pre-refunded to 6/01/02)                                  6/02 at 102         AAA        1,533,440
    4,105,000    6.125%, 6/01/21                                                            6/02 at 102         AAA        4,466,938

    5,750,000   York County Solid Waste and Refuse Authority (Commonwealth of
                 Pennsylvania), Solid Waste System Refunding Revenue Bonds (County
                 Guaranteed), Series of 1997, 5.500%, 12/01/07                             No Opt. Call         AAA        6,339,260


------------------------------------------------------------------------------------------------------------------------------------
                Puerto Rico - 2.0%

   13,000,000   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,
                 Series W, 7.000%, 7/01/07                                                 No Opt. Call         AAA       15,795,260


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.9%

    6,500,000   Piedmont Municipal Power Agency (South Carolina), Electric Revenue Bonds,
                 1992 Refunding Series, 6.300%, 1/01/22 (Pre-refunded to 1/01/03)           1/03 at 102         AAA        7,243,860


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.2%

    1,500,000   Knoxville's Community Development Corporation, Multifamily Mortgage
                 Revenue Bonds (GNMA Mortgage-Backed Security Program-Morningside Gardens
                 Project) Series 1993, 6.200%, 7/20/28                                      7/03 at 101         AAA        1,571,790

    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Texas - 1.4%

                State of Texas, Veteran's Housing Assistance Bonds, Series 1993,
                General Obligation Bonds:
$   8,295,000    6.800%, 12/01/23 (Alternative Minimum Tax)                                12/03 at 102         AAA       $8,981,660
    1,655,000    6.800%, 12/01/23 (Alternative Minimum Tax)                                12/03 at 102          AA        1,788,145


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.5%

    3,600,000   State Board of Regents of the State of Utah, Student Loan Revenue Bonds,
                 Series 1993B, 5.900%, 11/01/13 (Alternative Minimum Tax)                  11/03 at 102         Aaa        3,812,328


------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 0.3%

    2,250,000   Virginia Housing Development Authority, Multifamily Housing Revenue Bonds,
                 Series B, 6.050%, 5/01/17 (Alternative Minimum Tax)                        5/08 at 102         AAA        2,412,270


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 6.3%

    2,500,000   City of Tacoma, Washington, Sewer Revenue Bonds, 1995 Series B,
                 6.375%, 12/01/15                                                          12/05 at 100         AAA        2,816,300

    8,100,000   Washington Health Care Facilities Authority, Revenue Bonds, Series 1992
                 (Virginia Mason Obligated Group, Seattle), 6.300%, 2/15/17                 2/03 at 102         AAA        8,868,042

    6,130,000   Washington Health Care Facilities Authority, Revenue Bonds, Series 1992
                 (Swedish Hospital Medical Center, Seattle), 6.300%, 11/15/22
                 (Pre-refunded to 11/15/02)                                                11/02 at 102         AAA        6,828,330

    3,750,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding
                 Revenue Bonds, Series 1993B, 5.600%, 7/01/15                               7/03 at 102         AAA        3,924,225

   10,500,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding
                 Revenue Bonds, Series 1996A (Bonneville Power Administration),
                 5.750%, 7/01/11                                                            7/06 at 102         AAA       11,502,645

    2,000,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding
                 Revenue Bonds, Series 1997A, 5.125%, 7/01/14                               7/07 at 102         AAA        2,039,400

                Washington Public Power Supply System, Nuclear Project No. 3 Refunding
                Revenue Bonds, Series 1989A:
    6,295,000    5.600%, 7/01/17                                                            7/03 at 102         AAA        6,521,305
    5,535,000    6.000%, 7/01/18 (Pre-refunded to 7/01/99)                                  7/99 at 100         AAA        5,647,471

    1,465,000   Yakima School District No. 7, Yakima County, Washington, Unlimited Tax
                 General Obligation Bonds, Series 1995, 6.250%, 12/01/07                   No Opt. Call         AAA        1,650,220


------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 2.8%

   20,000,000   The County Commission of Pleasants County, West Virginia, Pollution
                 Control Revenue Bonds (Monongahela Power Company Pleasants Station
                 Project), 1995 Series C, 6.150%, 5/01/15                                   5/05 at 102         AAA       22,183,999


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 1.0%

    2,000,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                 Series 1992 (Children's Hospital of Wisconsin, Inc. Project),
                 6.500%, 8/15/10 (Pre-refunded to 8/15/02)                                  8/02 at 102         AAA        2,231,319

    5,000,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                 Series 1995 (Mercy Health System Corporation), 6.125%, 8/15/13             8/05 at 102         AAA        5,527,399
------------------------------------------------------------------------------------------------------------------------------------
$ 710,305,000   Total Investments - (cost $734,136,902) - 98.8%                                                          784,252,722
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                       9,608,856
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $793,861,578
                ====================================================================================================================

All of the bonds in the portfolio are either covered by Original Issue
Insurance, Secondary Market Insurance, or are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

(DD) Security purchased on a delayed delivery basis (note 1).

                                 See accompanying notes to financial statements.

Statement of Net Assets
October 31, 1998
                                                                Insured              Insured             Premier             Insured
                                                                Quality          Opportunity      Insured Income    Premium Income 2
------------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments in municipal securities,
   at market value (note 1)                                $848,625,493       $1,877,624,142        $442,188,021        $784,252,722
Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value (note 1)2,100,000           10,900,000           1,900,000                  --
 Cash                                                           233,160               51,026              37,578                  --
Receivables:
   Interest                                                  15,825,315           36,652,932           8,053,438          15,480,890
   Investments sold                                             230,481            2,396,130             150,000          14,500,348
Other assets                                                     29,921               66,047              17,576              24,721
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          867,044,370        1,927,690,277         452,346,613         814,258,681
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Cash overdraft                                                      --                   --                  --           2,090,059
 Payable for investments purchased                                   --           26,880,201                  --          15,037,548
 Accrued expenses:
   Management fees (note 6)                                     459,876              987,138             243,817             423,793
   Other                                                        420,075              683,951             150,091             498,471
 Preferred share dividends payable                              104,275              183,809              47,560              94,270
 Common share dividends payable                               2,880,793            6,366,443           1,439,118           2,252,962
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                       3,865,019           35,101,542           1,880,586          20,397,103
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                        $863,179,351       $1,892,588,735        $450,466,027        $793,861,578
====================================================================================================================================

Preferred shares, at liquidation value                     $260,000,000       $  600,000,000        $140,000,000        $268,900,000
====================================================================================================================================

Preferred shares outstanding                                     10,400               24,000               5,600              10,756
====================================================================================================================================

Common shares outstanding                                    37,657,429           80,587,879          19,188,247          37,239,037
====================================================================================================================================

Net asset value per Common share outstanding (net assets less Preferred shares at liquidation value, divided by Common shares
   outstanding)                                            $      16.02       $        16.04        $      16.18        $      14.10
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended October 31, 1998
                                                                Insured              Insured             Premier             Insured
                                                                Quality          Opportunity      Insured Income    Premium Income 2
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                  $51,360,720         $111,523,378         $25,867,304         $41,732,808
------------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                     5,352,056           11,494,612           2,835,848           4,915,697
 Preferred shares - auction fees                                628,629            1,500,000             349,999             672,250
 Preferred shares - dividend disbursing agent fees               36,712               59,999              19,998              50,001
 Shareholders' servicing agent fees and expenses                123,850              194,523              48,722              71,909
 Custodian's fees and expenses                                  109,252              207,864              71,300             105,602
 Directors'/Trustees' fees and expenses (note 6)                  7,918               17,391               4,140               7,239
 Professional fees                                               21,458               24,613              20,148              21,829
 Shareholders' reports - printing and mailing expenses          192,621              410,450             100,973             182,501
 Stock exchange listing fees                                     32,748               68,007              24,262              32,547
 Portfolio insurance expense                                    121,940              236,890                  --              27,453
 Investor relations expense                                      73,107              150,947              36,126              61,980
 Other expenses                                                  42,867               88,032              26,325              41,391
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                6,743,158           14,453,328           3,537,841           6,190,399
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        44,617,562           97,070,050          22,329,463          35,542,409
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions
 (notes 1 and 4)                                              6,071,593            4,892,106             980,248           5,306,267
Net change in unrealized appreciation or
 depreciation of investments                                  7,097,066           17,252,534           6,160,462          14,400,072
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                    13,168,659           22,144,640           7,140,710          19,706,339
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  $57,786,221         $119,214,690         $29,470,173         $55,248,748
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
                                                                    Insured Quality                       Insured Opportunity
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Year Ended           Year Ended          Year Ended         Year Ended
                                                               10/31/98             10/31/97            10/31/98           10/31/97
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                      $ 44,617,562         $ 45,571,378       $  97,070,050      $  98,183,669
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                             6,071,593              448,311           4,892,106           (765,609)
Net change in unrealized appreciation
 or depreciation of investments                               7,097,066           10,103,347          17,252,534         23,097,394
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   57,786,221           56,123,036         119,214,690        120,515,454
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                      (35,204,129)         (36,606,433)        (77,561,303)       (78,482,463)
   Preferred shareholders                                    (9,554,564)          (9,532,872)        (20,642,256)       (20,702,910)
From accumulated net realized gains
 from investment transactions:
   Common shareholders                                         (453,849)          (2,596,924)                 --         (1,903,809)
   Preferred shareholders                                       (19,266)            (659,152)                 --           (488,200)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (45,231,808)         (49,395,381)        (98,203,559)      (101,577,382)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares issued to shareholders due to
   reinvestment of distributions                              2,263,160            2,330,125           9,806,987          5,101,250
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                   14,817,573            9,057,780          30,818,118         24,039,322
Net assets at beginning of year                             848,361,778          839,303,998       1,861,770,617      1,837,731,295
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $863,179,351         $848,361,778      $1,892,588,735     $1,861,770,617
===================================================================================================================================
Balance of undistributed net investment income
 at end of year                                            $    607,620         $    748,751      $    1,000,488     $    2,133,997
===================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
                                                                Premier Insured Income                 Insured Premium Income 2
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Year Ended           Year Ended          Year Ended         Year Ended
                                                               10/31/98             10/31/97            10/31/98           10/31/97
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                     $ 22,329,463         $ 22,687,584        $ 35,542,409       $ 37,191,148
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                              980,248              647,328           5,306,267          6,081,917
Net change in unrealized appreciation or
  depreciation of investments                                6,160,462            6,330,640          14,400,072         14,037,201
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  29,470,173           29,665,552          55,248,748         57,310,266
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                      (17,721,831)         (17,900,403)        (27,350,824)       (27,035,440)
   Preferred shareholders                                    (4,817,384)          (4,895,368)         (9,249,566)        (9,390,887)
From accumulated net realized gains
  from investment transactions:
   Common shareholders                                         (400,607)                  --                  --                --
   Preferred shareholders                                      (110,068)                  --                  --                --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (23,049,890)         (22,795,771)        (36,600,390)       (36,426,327)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares issued to shareholders due to
   reinvestment of distributions                                872,626              168,892                  --                --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                    7,292,909            7,038,673          18,648,358         20,883,939
Net assets at beginning of year                             443,173,118          436,134,445         775,213,220        754,329,281
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $450,466,027         $443,173,118        $793,861,578       $775,213,220
===================================================================================================================================
Balance of undistributed net investment
  income at end of year                                    $    295,556         $    505,308        $    715,168       $  1,773,149
===================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Insured Quality Municipal Fund, Inc.
(NQI), Nuveen Insured Municipal Opportunity Fund, Inc. (NIO), Nuveen Premier Insured Municipal Income Fund, Inc. (NIF) and Nuveen Insured Premium Income Municipal Fund 2 (NPX).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 1998, Insured Opportunity and Insured Premium Income 2 had outstanding when-issued and delayed delivery purchase commitments of $20,498,995 and $15,037,548, respectively. There were no such outstanding purchase commitments in either of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent, except for Insured Quality Series F which has lengthened its current dividend period from seven days to five years. The number of Preferred shares outstanding, by Series and in total, at October 31, 1998, is as follows:

                                                                                     Premier      Insured
                                                           Insured      Insured      Insured      Premium
                                                           Quality  Opportunity       Income     Income 2
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                  2,600        4,000           --        2,080
   Series T                                                  2,600        4,000           --        2,200
   Series W                                                  2,600        4,000           --        2,080
   Series Th                                                    --        4,000        2,800        2,200
   Series Th2                                                   --        4,000           --           --
   Series F                                                  2,600        4,000        2,800        2,196
---------------------------------------------------------------------------------------------------------
Total                                                       10,400       24,000        5,600       10,756
=========================================================================================================

Insurance
The Funds invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Funds' shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 1998.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Common shares were as follows:

                                                             Insured Quality        Insured Opportunity
----------------------------------------------------------------------------------------------------------
                                                        Year Ended   Year Ended   Year Ended    Year Ended
                                                          10/31/98     10/31/97     10/31/98      10/31/97
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                                        140,631      150,998      606,605       324,092
==========================================================================================================
                                                         Premier Insured Income   Insured Premium Income 2
----------------------------------------------------------------------------------------------------------
                                                        Year Ended   Year Ended   Year Ended    Year Ended
                                                          10/31/98     10/31/97     10/31/98      10/31/97
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                                         54,102       10,669           --            --
==========================================================================================================

3. Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 1998, to shareholders of record on November 15, 1998, as follows:

                                                                                     Premier      Insured
                                                           Insured      Insured      Insured      Premium
                                                           Quality  Opportunity       Income     Income 2
---------------------------------------------------------------------------------------------------------
Dividend per share                                          $.0765       $.0790       $.0750       $.0605
=========================================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended October 31, 1998, were as follows:

                                                                                     Premier      Insured
                                                           Insured      Insured      Insured      Premium
                                                           Quality  Opportunity       Income     Income 2
---------------------------------------------------------------------------------------------------------
Purchases:
   Investments in municipal securities                $132,375,226 $237,987,109  $45,783,278 $254,232,375
   Temporary municipal investments                      84,610,000  127,200,000   27,600,000  132,150,000
Sales and Maturities:
   Investments in municipal securities                 134,100,294  214,493,687   47,608,241  236,318,289
   Temporary municipal investments                      85,410,000  117,700,000   25,700,000  132,150,000
=========================================================================================================

At October 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At October 31, 1998, Insured Premium Income 2 had unused capital loss carryforwards of $16,029,037 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $1,918,696 of the carryforward will expire in the year 2002, $12,029,555 will expire in the year 2003 and $2,080,786 will expire in the year 2004.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 1998, were as follows:

                                                                                     Premier      Insured
                                                           Insured      Insured      Insured      Premium
                                                           Quality  Opportunity       Income     Income 2
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $71,155,290 $165,793,813  $43,029,882  $50,132,941
   depreciation                                            (15,164)          --      (84,800)     (17,121)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation                            $71,140,126 $165,793,813  $42,945,082  $50,115,820
=========================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund:

Average Daily Net Asset Value                                    Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
===============================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. Composition of Net Assets At October 31, 1998, net assets consisted of:

                                                                                           Premier        Insured
                                                           Insured          Insured        Insured        Premium
                                                           Quality      Opportunity         Income       Income 2
-----------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                               $260,000,000   $  600,000,000   $140,000,000   $268,900,000
Common shares, $.01 par value per share                    376,574          805,879        191,882        372,390
Paid-in surplus                                        525,010,838    1,120,862,058    266,053,774    489,883,197
Balance of undistributed net investment income             607,620        1,000,488        295,556        715,168
Accumulated net realized gain (loss) from
   investment transactions                               6,044,193        4,126,497        979,733    (16,124,997)
Net unrealized appreciation of investments              71,140,126      165,793,813     42,945,082     50,115,820
-----------------------------------------------------------------------------------------------------------------
Net assets                                            $863,179,351   $1,892,588,735   $450,466,027   $793,861,578
=================================================================================================================
Authorized shares:
   Common                                              200,000,000      200,000,000    200,000,000      Unlimited
   Preferred                                             1,000,000        1,000,000      1,000,000      Unlimited
-----------------------------------------------------------------------------------------------------------------

8. Investment Composition
At October 31, 1998, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                                                                     Premier     Insured
                                                           Insured      Insured      Insured     Premium
                                                           Quality  Opportunity       Income    Income 2
--------------------------------------------------------------------------------------------------------
Education and Civic Organizations                              2%           1%            1%          2%
Health Care                                                   19           16            12           9
Housing/Multifamily                                            4            3             6           9
Housing/Single Family                                         13           12             6           6
Tax Obligation/General                                         8            4             4          17
Tax Obligation/Limited                                         8            5            10          12
Transportation                                                 5            5             3           8
U.S. Guaranteed                                               24           34            40          15
Utilities                                                     16           15            17          20
Water and Sewer                                                1            5             1           2
--------------------------------------------------------------------------------------------------------
                                                             100%         100%          100%        100%
========================================================================================================

All of the long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

         Financial Highlights

         Selected data for a Common share outstanding throughout each period is as follows:

                                           Investment Operations
                                      --------------------------------
                                                    Net Realized/
                         Beginning    Net           Unrealized
                         Net Asset    Investment    Investment
                         Value        Income        Gain (Loss)   Total
Insured Quality
Year Ended 10/31:
         1998            $15.68       $1.18         $ .36         $ 1.54
         1997             15.50        1.22           .28           1.50
         1996             15.79        1.24          (.12)          1.12
         1995             14.50        1.27          1.32           2.59
         1994             16.58        1.27         (2.04)          (.77)
Insured Opportunity
Year Ended 10/31:
         1998             15.78        1.21           .28           1.49
         1997             15.54        1.23           .28           1.51
         1996             15.60        1.24           .02           1.26
         1995             14.04        1.25          1.60           2.85
         1994             16.24        1.24         (2.18)          (.94)
Premier Insured Income
Year Ended 10/31:
         1998             15.84        1.16           .38           1.54
         1997             15.49        1.19           .36           1.55
         1996             15.53        1.19          (.03)          1.16
         1995             14.05        1.20          1.51           2.71
         1994             16.28        1.19         (2.21)         (1.02)
Insured Premium Income 2
Year Ended 10/31:
         1998             13.60         .95           .53           1.48
         1997             13.04        1.00           .54           1.54
         1996             13.03         .99            --            .99
         1995             10.99        1.00          2.08           3.08
         1994             14.29         .98         (3.16)         (2.18)
                                                  Less Distributions
                         -------------------------------------------------------------------
                         Net           Net
                         Investment    Investment     Capital       Capital
                         Income        Income         Gains         Gains
                         To Common     To Preferred   To Common     To Preferred
                         Shareholders  Shareholders+  Shareholders  Shareholders+    Total
Insured Quality
Year Ended 10/31:
         1998            $  (.94)      $(.25)         $(.01)        $--              $(1.20)
         1997               (.98)       (.25)          (.07)        (.02)             (1.32)
         1996               (.98)       (.25)          (.14)        (.04)             (1.41)
         1995              (1.01)       (.29)            --          --               (1.30)
         1994              (1.04)       (.26)          (.01)         --               (1.31)
Insured Opportunity
Year Ended 10/31:
         1998               (.97)       (.26)            --          --               (1.23)
         1997               (.98)       (.26)          (.02)        (.01)             (1.27)
         1996               (.98)       (.26)          (.06)        (.02)             (1.32)
         1995               (.98)       (.31)            --          --               (1.29)
         1994              (1.00)       (.25)          (.01)         --               (1.26)
Premier Insured Income
Year Ended 10/31:
         1998               (.92)       (.25)          (.02)        (.01)             (1.20)
         1997               (.94)       (.26)            --           --              (1.20)
         1996               (.94)       (.26)            --           --              (1.20)
         1995               (.94)       (.29)            --           --              (1.23)
         1994               (.96)       (.25)            --           --              (1.21)
Insured Premium Income 2
Year Ended 10/31:
         1998               (.73)       (.25)            --           --               (.98)
         1997               (.73)       (.25)            --           --               (.98)
         1996               (.71)       (.27)            --           --               (.98)
         1995               (.75)       (.29)            --           --              (1.04)
         1994               (.78)       (.20)            --           --               (.98)
                                                                                  Total Returns
                                                                         --------------------------------
                         Organization and
                         Offering Costs and
                         Preferred Share       Ending
                         Underwriting       Net Asset         Ending         Based on       Based on Net
                         Discounts              Value   Market Value     Market Value*       Asset Value*
Insured Quality
Year Ended 10/31:
         1998            $--                $16.02      $15.6250          6.13%              8.43%
         1997             --                 15.68       15.6250         10.57               8.22
         1996             --                 15.50       15.1250          8.54               5.49
         1995             --                 15.79       15.0000         22.62              16.43
         1994             --                 14.50       13.1250        (19.13)             (6.43)
Insured Opportunity
Year Ended 10/31:
         1998             --                 16.04       16.6250         12.03               7.99
         1997             --                 15.78       15.7500         10.18               8.32
         1996             --                 15.54       15.2500          9.77               6.50
         1995             --                 15.60       14.8750         22.78              18.74
         1994             --                 14.04       13.0000        (13.60)             (7.59)
Premier Insured Income
Year Ended 10/31:
         1998             --                 16.18       16.8750         14.06               8.35
         1997             --                 15.84       15.6875         12.09               8.56
         1996             --                 15.49       14.8750          9.23               5.93
         1995             --                 15.53       14.5000         24.14              17.73
         1994             --                 14.05       12.5000        (14.53)             (8.06)
Insured Premium Income 2
Year Ended 10/31:
         1998             --                 14.10       13.6875         16.35               9.28
         1997             --                 13.60       12.4375         15.45              10.15
         1996             --                 13.04       11.4380          6.95               5.70
         1995             --                 13.03       11.3750         23.46              26.20
         1994            (.14)               10.99        9.8750        (23.99)            (18.24)
                                      Ratios/Supplemental Data
                         --------------------------------------------------
                                                    Ratio of Net
                                      Ratio of      Investment
                         Ending       Expenses to   Income to     Portfolio
                         Net Assets   Average       Average       Turnover
                         (000)        Net Assets++  Net Assets++  Rate
Insured Quality
Year Ended 10/31:
         1998            $  863,179   .79%          5.21%         16%
         1997               848,362   .79           5.44           8
         1996               839,304   .80           5.50          33
         1995               849,583   .81           5.73          30
         1994               801,482   .82           5.64          22
Insured Opportunity
Year Ended 10/31:
         1998             1,892,589   .77           5.17          12
         1997             1,861,771   .78           5.34           8
         1996             1,837,731   .78           5.38          18
         1995             1,841,780   .79           5.59          16
         1994             1,717,023   .79           5.44          20
Premier Insured Income
Year Ended 10/31:
         1998               450,466   .79           5.00          10
         1997               443,173   .80           5.18           4
         1996               436,134   .80           5.22           3
         1995               436,920   .81           5.40           5
         1994               408,690   .81           5.30           4
Insured Premium Income 2
Year Ended 10/31:
         1998               793,862   .79           4.53          31
         1997               775,213   .80           4.89          37
         1996               754,329   .86           4.78          32
         1995               427,908   .83           5.07          30
         1994               385,692   .83           4.83          25

* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

+ The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders.

Building a Better Portfolio Can Make You a Successful Investor

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
Nuveen Rittenhouse
Growth Fund

Growth and Income
European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier AdvisersSM including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Fund Information

Board of Directors/Trustees
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Custodian, Transfer Agent
and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Chicago, IL



Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, our trading, fund management and pricing systems at Nuveen - the systems that directly affect our investors and their financial advisers - have been updated or replaced to address the Year 2000 concerns.

We continue to work closely with our transfer agent, custodian and other service partners to monitor readiness and address other remaining systems issues. Our initial testing indicates we are on schedule, and we have targeted year-end 1998 to complete verification of vendor compliance and service partner readiness. However, we can give no complete assurance at this time that the steps we have taken will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds.


Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended October 31, 1998. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations Photo of: John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


LOGO:
NUVEEN   1898    1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime(tm).

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                                     FAN-4-10-98